                                                                   EXHIBIT 10.17

                            OFFICE LEASE AGREEMENT

                                 by and between

                           HOUSTON GROWTH ASSOCIATES,
                          an Ohio limited partnership
                      and DOUGLAS J. TOLLETT, individually

                                  ("Landlord")

                                      and

                                  IMSL, INC.,
                              a Texas corporation
                                     d/b/a
                             VISUAL NUMERICS, INC.

                                   ("Tenant")

Dated: March 30, 1993

                               TABLE OF CONTENTS
                               -----------------

                                                                 Page
                                                                 ----

   1.  LEASED PREMISES........................................... 1
   2.  TERM AND POSSESSION....................................... 1
   3.  MONTHLY RENTAL............................................ 2
   4.  ANNUAL FINANCIAL STATEMENT................................ 6
   5.  OCCUPANCY AND USE......................................... 6
   6.  COMPLIANCE WITH LAWS...................................... 7
   7.  ALTERATIONS............................................... 8
   8.  CONSTRUCTION OF LEASEHOLD IMPROVEMENTS.................... 8
   9.  LIENS..................................................... 9
  10.  ASSIGNMENT AND SUBLETTING................................. 9
  11.  INSURANCE AND INDEMNIFICATION.............................10
  12.  WAIVER OF SUBROGATION.....................................11
  13.  SERVICE AND UTILITIES.....................................11
  14.  ESTOPPEL CERTIFICATE......................................14
  15.  HOLDING OVER..............................................14
  16.  SUBORDINATION.............................................15
  17.  REENTRY BY LANDLORD.......................................15
  18.  BANKRUPTCY................................................16
  19.  DEFAULT AND REMEDIES......................................17
  20.  DAMAGE BY FIRE OR OTHER CASUALTY..........................19
  21.  CONDEMNATION..............................................20
  22.  SALE BY LANDLORD..........................................22
  23.  RIGHT OF LANDLORD TO PERFORM..............................22
  24.  SURRENDER OF PREMISES.....................................22
  25.  WAIVER .                           . '....................22
  26.  PARKING...................................................23
  27.  NOTICES...................................................23
  28.  CERTAIN RIGHTS RESERVED TO LANDLORD.......................24
  29.  SUCCESSORS................................................25
  30.  ATTORNEY'S FEES...........................................25
  31.  CORPORATE AUTHORITY.......................................25
  32.  NEGATION OF LIEN FOR RENT.................................25
  33.  QUIET ENJOYMENT...........................................25
  34.  LIMITATION OF LANDLORD'S LIABILITY........................26
  35.  DISCLAIMER OF CREATION OF PARTNERSHIP OR JOINT VENTURE....26
  36.  LEASE EFFECTIVE DATE......................................26
  37.  RULES AND REGULATIONS.....................................26
  38.  NO BROKERS................................................26
  39.  RECORDING.................................................27
  40.  MISCELLANEOUS.............................................27
  41.  RENEWAL OR TERMINATION OPTIONS............................28
  42.  SPECIAL CONDITIONS........................................31

     EXHIBIT "A"  DESCRIPTION OF LEASED PREMISES
     EXHIBIT "B"  DESCRIPTION OF LAND
     EXHIBIT "C"  LEASED PREMISES IMPROVEMENT AGREEMENT
     EXHIBIT "D"  ESTOPPEL CERTIFICATE
     EXHIBIT "E"  BUILDING RULES AND REGULATIONS
     EXHIBIT "F"  ILLUSTRATION OF ESCALATION PROVISION
     EXHIBIT "G"  TENANT'S REMOVABLES LIST

     EXHIBIT "H"  FORM OF SUBORDINATION, NON-DISTURBANCE AND
                  ATTORNMENT AGREEMENT
     EXHIBIT "I"  PARKING PLAN

                                      (i)

                             OFFICE LEASE AGREEMENT
                             ----------------------

  THIS LEASE (this "Lease") is made as of the 30th day of March, 1993, between HOUSTON GROWTH ASSOCIATES, an Ohio limited partnership and DOUGLAS J. TOLLETT, individually (hereinafter called "Landlord"), and IMSL, INC., a Texas corporation d/b/a VISUAL NUMERICS, INC., (hereinafter called "Tenant").

                                  WITNESSETH:

  Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those premises (hereinafter called the "Leased Premises") shown on Exhibit "A" attached hereto and made a part hereof, being located on the fourth (4th) floor of 9990 Richmond North and South and a portion of the first (1st) floor of 9990 Richmond North, a multi-story office building (the "Building") constructed on a parcel of land (the "Land") described on Exhibit "B" attached hereto and made a part hereof.

1.  LEASED PREMISES:

    Net Usable Area of Leased Premises:     51,596 sq. ft.

    Net Rentable Area of Leased Premises:   56,694 sq. ft.

     So long as Tenant is entitled to possession of the Leased Premises, Tenant shall be entitled to the following as appurtenances to the Leased Premises: (a) the use in accordance with the Paragraph 26 hereof of parking spaces in the parking garage (the "Garage") and the surface parking areas, and (b) the nonexclusive use of the Common Areas. The term "Common Areas" means all areas and facilities inside or outside the Building now or hereafter intended for the common use of tenants in the Building, including corridors, lobbies, restrooms, elevators, stairs, telephone and electric closets and risers, other service areas, truck docks and loading facilities, surface parking areas, walkways, plazas, courts, and landscaped areas. Notwithstanding the foregoing, restrooms on floors leased entirely by Tenant shall be for the exclusive use of Tenant. The Land, Building, Garage, Common Areas, and any and all other alterations, additions, fixtures, and other improvements now or hereafter located on the Land and owned by Landlord are referred to collectively as the "Property".

2.  TERM AND POSSESSION

     (a) The primary term of this Lease (the "Primary Term") shall be for one hundred twenty (120) months (or until sooner terminated as herein provided), beginning on the "Commencement Date" (as hereinafter defined), except that if the Commencement Date is other than the first day of a calendar month, the term shall be extended for the remainder of the final calendar month thereof. The term "Lease Term", as used herein, shall include the Primary Term and any renewal term in accordance with Paragraph 41 hereof.

     (b)  The "Commencement Date" shall be the earlier of (i) June 15, 1993, or
(ii) the date Tenant commences occupancy of the Leased Premises. Landlord covenants and agrees to fully cooperate with and assist Tenant in the construction of the Leasehold Improvements (as defined in the Leased Premises Improvement Agreement attached hereto as Exhibit "C").

     (c) Landlord and Tenant agree that the Leased Premises shall be built out as set forth in the plans and specifications to be prepared by Tenant in accordance with the Leased Premises Improvement Agreement.

     (d) The taking of possession by Tenant shall be deemed conclusively to establish that the Leased Premises have been completed in accordance with the plans and specifications and are in good and satisfactory condition as of the date when possession was so taken, subject, however, to latent defects that existed in the Leased Premises prior to the commencement of Tenant's construction of the Leasehold Improvements.

     MONTHLY RENTAL

     (a) Tenant shall pay to Landlord, commencing on the Commencement Date (and thereafter payment dates shall be the first (let) of each month) and continuing throughout the Primary Term, monthly rental of Fifty One Thousand Nine Hundred Sixty-Nine and 50/100 ($51,969.50) Dollars. The monthly rental is computed for the portion of the Leased Premises located on the first (1st) floor of the Building by multiplying the net useable area thereof, being 3,570 square feet, by a "multi-tenant" factor of 1.15, then multiplying the product thereof by Eleven and No/100 ($11.00) Dollars per square foot, and then dividing the product thereof by 12. The monthly rental is computed for the portion of the Leased Premises located on the fourth (4th) floor of the Building by multiplying the net useable area thereof, being 48,026 square feet, by a "single-tenant" factor of 1.095, then multiplying the product thereof by Eleven and No/100 ($11.00) Dollars per square foot, and then dividing the product thereof by 12. Said monthly rental shall be due and payable in equal installments on the first day of each month during every year of the Primary Term in lawful money of the United States, without deduction or offset whatsoever, except as otherwise expressly provided in this Lease, to Landlord or to such other firm or person as Landlord may from time to time designate in writing. Said rental is subject to adjustment as provided hereinbelow, provided that in no event shall monthly rental be at any time less than the original base monthly rental stated hereinabove. If this Lease commences on a day other than the first day of a calendar month, the monthly rental for the fractional month shall be appropriately prorated. The monthly rental provided in this Paragraph is herein called "Rent".

     (b) Tenant recognizes that late payment of Rent Or other sum due hereunder from Tenant to Landlord will result in administrative expenses to Landlord, the extent of which additional expense is extremely difficult and economically impracticable to ascertain. Tenant therefore agrees that if Tenant shall fail to pay Rent or any other payment due hereunder to Landlord when due and such amount remains unpaid ten (10) days after said amount is due, then upon the second
(2nd) and any subsequent failure to pay such amounts within such 10-day period in any twelve (12) month period the amount of such unpaid Rent or other payment shall be increased by a late charge to be paid Landlord by Tenant in an amount equal to two and one-half percent (2-1/2%) of the amount of the delinquent Rent or other payment. The amount of the late charge to be paid to Landlord by Tenant for any month shall be computed on the aggregate amount of delinquent rents and other payments, including all accrued late charges, then outstanding. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this Paragraph shall not relieve Tenant of the obligation to pay Rent or other payments on or before the date on which they are due; nor do the terms of this Paragraph in any way affect Landlord's remedies pursuant to Paragraph 19 ("Default and Remedies") or Paragraph 41 ("Renewal or Termination Option") or otherwise at law in the event said Rent or other payment is unpaid after the date due.

     (c) Landlord and Tenant agree that at each anniversary of the Commencement Date during the Primary Term, the then current monthly Rent (excluding Tenant's proportionate share of Operating Expenses [hereinafter defined]) shall be increased by an amount calculated by multiplying the then current monthly Rent (as increased by any prior Consumer Price Index rental adjustments under this Lease) for the month immediately preceding such anniversary, by a fraction the numerator of which shall be the Consumer Price Index (as hereinafter defined) published for the last month immediately preceding said anniversary, and the denominator of which shall be the Consumer Price Index published for (i) the first month of the Primary Term, for the calculation on the first anniversary, or (ii) the monthly period that is twelve
(12) months earlier than the last month immediately preceding the anniversary that has most recently occurred for all calculations on the second and subsequent anniversaries, less, in either event, the Rent for the month immediately preceding such anniversary. (For an example of this calculation, see Exhibit "F" attached hereto and made a part hereof for all purposes.) This adjustment in the monthly Rent shall be made on each and every anniversary of the Commencement Date. Landlord shall prepare a statement reflecting the monthly Rent as it has been adjusted which shall become and be effective as of the installment of monthly Rent which is due and payable in the first month following the anniversary and shall remain in effect until the next annual adjustment is made on the next anniversary date. It is understood and agreed that the Consumer Price Index adjustment shall apply only to the base monthly Rent and not to the Operating Expenses. Furthermore, Landlord will provide Tenant with all of the relevant data used to compute the Consumer Price Index, and Tenant shall have 30 days following the receipt of such data to review same, to make any objections thereto, and to pay the appropriate increase.

     (d) "Consumer Price Index" shall be the Consumer Price Index for All Urban Consumers - U.S. City Average for All Items (1967=100) of the Bureau of Labor Statistics of the United States Department of Labor. If the Consumer Price Index published by the Department of Labor, Bureau of Labor Statistics is changed so that it affects the calculation achieved hereunder, the Consumer Price Index shall be converted in accordance with a conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Consumer Price Index is discontinued or revised during the Primary Term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would have been obtained if the Consumer Price Index had not been discontinued or revised. If the Consumer Price Index is discontinued and no government index or computation replaces the same, Landlord and Tenant shall in good faith agree upon a suitable substitute.

     (e) If Landlord's cost of operating and maintaining the Building, called the "Operating Expenses", including the Garage and other facilities maintained for the benefit of the Building or its tenants, during any calendar year of the Primary Term, exceeds the annual Operating Expenses for the base year 1993, then Tenant will pay to Landlord each month after notice thereof and for the subsequent calendar year or years, an amount representing Tenant's proportionate share of the increased cost. This amount will be known as "Tenant's Proportionate Share of Excess Operating Expenses". For purposes hereof, Operating Expenses shall mean all expenses of every kind, both fixed and variable and including without limitation, any and all federal, state and local taxes (except income taxes), fees and assessments now or hereafter existing, as are incurred with respect to the ownership, management, operation, or maintenance of the Building, the Garage, and all appurtenances, all as recorded on an accrual basis and in accordance with accepted principles of sound management and generally accepted accounting practices applicable to first-class office building complexes. Operating Expenses shall include, without limitation:

     (i) all general real estate taxes and all special assessments, costs and expenses of contesting the validity or amount of real estate taxes; insurance premiums; water, sewer, electrical and other utility charges (excluding late fees); heating, ventilation and air-conditioning system maintenance; cleaning and other janitorial services; tools and supplies; repair costs; landscape maintenance costs; security services; license, permit and inspection fees; management fees; wages of

                                     --3--
employees directly engaged in the maintenance and operation of the Property, including taxes and insurance relating thereto; trash removal; Garage maintenance and operating costs and all such expenses attributable to any space in the Building occupied by Landlord as office space; and, in general, all other costs and expenses which would generally be regarded as operating and maintenance costs and expenses; and

       (ii) the cost of any capital improvements to the Building by Landlord that reduce Operating Expenses or that are required or mandated under any governmental law or regulation not applicable to the Building or not in effect at the time the Building was constructed, such cost to be amortized over the life of the capital item in accordance with generally accepted accounting principles with a return on capital at the then prime rate of interest as announced by Bank One Texas, N.A. on the unamortized balance. However, the portion of any increase in annual Operating Expenses attributable to the cost of capital improvements (including the interest costs) made to reduce Operating Expenses shall never exceed the amount of reduction in the annual Operating Expenses attributable to such improvements.

Provided, however, in no event shall Operating Expenses include: (A) the cost of any service, e.g. electricity, that Landlord sells to tenants and for which Landlord is entitled to be reimbursed by such tenants; (B) leasing commissions, attorneys fees and other costs and expenses incurred in connection with negotiations or disputes with tenants or other occupants of the Building or prospective tenants; (C) the cost of any work or service performed for any specific tenant (as distinguished from work or services performed generally for all tenants); (D) management fees in excess of 4% of gross annual collections for the Building; (E) any other interest or amortization of debt or other costs of funds except as specified in this Lease; (F) any cost or expense for which Landlord is separately reimbursed or for which Landlord receives a credit from any other party; (G) any costs, fines or penalties incurred due to violations by Landlord of any governmental rule or authority or private contract; (H) Costs incurred in connection with the resurfacing of parking areas (excluding routine maintenance and patching), correction of defects in design or construction, repairs, maintenance, and replacement parts and any other costs required to be capitalized in accordance with generally accepted accounting principles; (I) Costs of selling, syndicating, financing, mortgaging, or hypothecating any part of or interest in the Property; (J) Taxes on income, franchise taxes, or any governmental charges other than ad valorem taxes; (K) Depreciation, reserves of any kind, including replacement reserves and reserves for bad debts or lost rent (or insurance against rent losses not caused by fire or other casualty); (L) Landlord's overhead costs associated with the operation and internal organization and function of Landlord as a business entity, including salaries, equipment, supplies, accounting and legal fees, rent and other occupancy costs;
(M) Wages and salaries (including employee benefits) of executive or other personnel above the grade of building manager, or of employees who do not devote the majority of their time to the Building; provided, however, the cost associated with such employees who do not devote the majority of their time to the Building may be prorated and such an amount shall be included as an Operating Expense to the extent that such employees devote their time to the Building; (N) Costs of defending or prosecuting litigation with any party, including tenants, mortgagees, or others, unless a favorable judgment would reduce or avoid an increase in Operating Expenses, or unless the litigation is to enforce compliance with Building Rules or other standards or requirements for the general benefit of the tenants in the Building; (O) Late charges, interest, or penalties of any kind for late or other improper payment of any public or private obligation, including ad valorem taxes; (P) Costs of removing hazardous substance or asbestos (excluding, however, the costs of removing any hazardous substance or asbestos introduced into the Building by Tenant);
(Q) Costs for which Landlord receives reimbursement from any

                                     --4--
source, including costs covered by proceeds of insurance, condemnation awards, or court judgments, amounts specifically billed to or payable by individual tenants, costs covered by any manufacturer's, contractor's, or other warranty, or any other cost for which Landlord receives reimbursement. Landlord agrees to use reasonable efforts to collect any such sums to which it is entitled reimbursement to the extent it is economically practical to do so; (R) Costs associated in any way with any part of the Property not devoted to general office uses, including any part of the Property used as an observatory, broadcasting studio, luncheon club or restaurant, athletic club, theater, hotel, retail store or mall, or for any other use other than general offices; (s) Costs related to any building or land not included in the Property, including any allocation of costs incurred on a shared basis, such as centralized accounting costs, unless the allocation is made on a reasonable and consistent basis that fairly reflects the share of such costs actually attributable to the Property, and unless such sharing of costs actually reduces Operating Expenses; or (T) The part of any cost or other sum paid to any affiliate of Landlord or to any other party for goods or services that may exceed the fair market price or cost generally payable for comparable goods or services in the area of the Property.

     (f) Landlord shall use its best efforts to make payments in a time and manner to obtain maximum possible discounts or rebates. Landlord shall operate the Property in an efficient manner designed to minimize Operating Expenses to the lowest level achievable consistent with maintaining the standards for services established under this Lease.

     (g) Beginning on January i of the year immediately following the Base Year, and on the first day of each calendar month thereafter throughout the Primary Term, Tenant shall pay to Landlord an amount each month equal to one-twelfth (1/12th) of Landlord's current estimate of Tenant's Proportionate Share of Excess Operating Expenses for the calendar year in which payment is due. All estimates of Tenant's Proportionate Share of Excess Operating Expenses shall be made in good faith, delivered to Tenant in writing, and accompanied by sufficient documentation reasonably acceptable to Tenant supporting and justifying the estimate. Within ninety (90) days after the end of the calendar year immediately following the first full calendar year after the Commencement Date, and within ninety (90) days after the end of each calendar year of the Lease Term thereafter (including any partial calendar year in which the Lease Term ends), Landlord shall furnish Tenant a statement of actual Operating Expenses for the preceding calendar year and of the difference between the amount paid by Tenant pursuant to this Paragraph based on Landlord's estimate of Tenant's Proportionate Share of Excess Operating Expenses and the amount that would have been payable had all such payments been made based on the actual Operating Expenses. Any underpayment reflected on the statement shall be paid by Tenant to Landlord within forty-five (45) days after receipt of the statement. Any overpayment by Tenant reflected on the statement shall be refunded by Landlord to Tenant at the time the statement is delivered to Tenant. Also, if Tenant overpaid by more than ten percent (10%) of the amount actually owing, Landlord shall include in Tenant's refund interest on any amounts overpaid from the time of each monthly payment under this Paragraph to the time of Landlord's refund to Tenant, computed at the Agreed Interest Rate (hereinafter defined). Since Tenant's Proportionate Share and the Net Rentable Area of the Leased Premises will vary with increases or decreases in Net Rentable Area (including increases pursuant to any rights of expansion included in this Lease), all sums payable under this

Paragraph, whether determined on the basis of a specified rate per square foot of Net Rentable Area or on the basis of estimated or actual Operating Expenses, shall be appropriately adjusted as and when the Net Rentable Area of the Leased Premises and Tenant's Proportionate Share increases or decreases. Tenant shall have no liability for payment of any Operating Expenses attributable to any part of any calendar year after the end of the Lease Term,

                                     --5--
and Tenant's Proportionate Share of Excess Operating Expenses in the calendar year In which the Lease Term ends shall be so prorated and apportioned. Landlord's and Tenant's rights and obligations under this Paragraph shall survive the end of the Lease Term.

     (h) Operating Expenses shall be calculated on an annualized basis as if the Building were ninety percent (90%) occupied in accordance with generally accepted accounting principles consistently applied. Any adjustment to reflect ninety percent (90%) occupancy shall not affect costs or expenses that do not vary with occupancy (such as ad valorem taxes, insurance premiums, utility and maintenance costs for Common Areas, and other similar items that do not vary with occupancy), shall be made in a manner that reasonably reflects all factors relating to the impact of occupancy on the amount of variable costs and expenses and that reasonably constitutes the most accurate possible approximation of what such variable costs and expenses would actually have been had the Building actually been ninety percent (90%) occupied, and shall not result in any adjustment of Operating Expenses to a level such that if all occupied areas of the Building had paid all of such adjusted Operating Expenses, Landlord would have received more than actual Operating Expenses without such adjustment to ninety percent (90%) occupancy.

     (i) Tenant shall have the right, on written notice to Landlord, to have Landlord's books and records relating to Operating Expenses audited by a qualified professional selected by Tenant. If Landlord's calculation of Operating Expenses (or of any overpayment, underpayment, interest, annualization or adjustment to ninety percent (90%) occupancy) fails to comply with the requirements of this Lease or contains any other error, as determined by the audit, Tenant's past payments of Tenant's Proportionate Share of Excess Operating Expenses shall be adjusted in accordance with the results of the audit, and appropriate payments shall be made by Landlord or Tenant, as the case may be, within forty-five (45) days after completion of the audit. All books and records necessary to accomplish any audit permitted under this Paragraph shall be retained for a period of three (3) years from the end of the calendar year to which they relate, and shall be made available to the person conducting the audit at the Property. All reasonable costs of the audit shall be paid by Tenant unless the audit reveals that Tenant's Proportionate Share of Excess Operating Expenses were overstated by five percent (5%) or more in the calendar year audited, in which case Landlord shall pay or reimburse Tenant for all reasonable costs of the audit. Landlord's and Tenant's rights and obligations under this Paragraph shall survive the end of the Lease Term.

     (j) Tenant's proportionate monthly share of the increased costs of owning and maintaining the Building shall be determined by dividing the Net Rentable Area of the Leased Premises by the Net Rentable Area of the Building and multiplying the increase in the yearly Operating Expenses by the resulting fraction and dividing by twelve. Based upon the foregoing, the number of square feet of Net Rentable Area contained in the Leased Premises is stipulated to be 56,694 square feet and the Net Rentable Area contained in the Building is stipulated to be 187,843 square feet, and the resulting fraction, as described above and to be used in the calculation described in this Paragraph is .3018.

4.  ANNUAL FINANCIAL STATEMENT

  Tenant shall provide to Landlord, on an annual basis when available, a current financial statement for itself.

5.   OCCUPANCY AND USE

     (a) The Leased Premises may be used and occupied by Tenant for general office use and any other lawful uses which are consistent with uses in a first class office building. Without

                                     --6--
limiting the generality of the foregoing, Tenant may maintain in the Leased Premises and utilize the Leased Premises for (including use by Tenant and its employees and invitees for) the following uses to the extent incidental to Tenant's businesses: (i) conference and/or meeting facilities, (ii) coffee bars,
(iii) support staff facilities (including without limitation word processing and copy facilities), (iv) lunchrooms (including vending machines and microwave ovens for use by Tenant and its employees and invitees), (v) storage space incidental to general business office purposes, (vi) computer facilities, and
(vii) print facilities that may require special venting. Landlord covenants that it has good and marketable fee simple title to the Property, and the right to make this Lease for the Lease Term and that it has obtained or shall obtain all necessary certificates and permits required under applicable laws to permit Tenant to use and occupy the Building for the above described uses; provided, however, Tenant shall be responsible for obtaining the necessary permits and certificates of occupancy relating to the construction of the Leasehold Improvements. Landlord agrees to use its best efforts not to allow or permit the Building to be used for any purpose prohibited by any law of the United States or the state or city in which the Building is located. Landlord agrees not to commit waste at the Property. Landlord agrees to use its best efforts to control its agents, employees, licensees, and invitees in such a manner, and to require other tenants of the Building to control their respective agents, employees, licensees, and invitees in such a manner so as not to create any nuisance or unreasonable interference with, or disturbance of Tenant in its use of the Leased Premises.

     (b) Tenant shall not do or permit anything to be done in or about the Leased Premises which will unreasonably obstruct or interfere with the rights of Landlord, other tenants or occupants of the Building, including but not limited to their reasonable access to parking or elevator facilities, or injure or annoy them; nor shall Tenant use or allow the Leased Premises to be used whether by employees, agents, invitees, and/or licensees, for any improper, immoral, or unlawful purposes or for any business, use or purpose reasonably deemed to be disreputable or inconsistent with the operation of a first class office building; nor shall Tenant cause or maintain or permit any nuisance or breach of the peace, in, on, or about the Leased Premises. Tenant shall not commit or suffer the commission of any waste in, on, or about the Leased Premises, and Tenant shall be responsible for policing any nonpermitted use by its employees in the Leased Premises and Common Areas.

6.   COMPLIANCE WITH LAWS

     (a) Tenant shall be solely responsible for, and shall pay promptly and before delinquent, all federal, state, city, county and other taxes, license fees and assessments due or coming due during or after the Lease Term against Tenant, Tenant's interest in this Lease or Tenant's personal property or intangibles owned, placed in or generated in, upon or about the Leased Premises by Tenant. Tenant shall not use the Leased Premises in a manner which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall not do or permit anything to be done on or about the Leased Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Building or any of its contents (unless Tenant agrees to pay the increased insurance costs) or cause a cancellation of said insurance or otherwise affect said insurance in any manner. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances, recommendations, rules, regulations and requirements of governmental, public or private authorities and agencies, which are now in force or which may hereafter be in force and with the requirements of the Texas State Insurance Commission or similar body now or hereafter constituted in relation to or affecting the condition, use, or occupancy of the Leased Premises. Upon demand, Tenant shall pay to Landlord as additional rent, to be

                                     --7--
added to any installment of Rent thereafter becoming due, any cost incurred by Landlord in curing any default or meeting any obligation of Tenant under this Paragraph, and Landlord shall have the same remedies for a default in payment of such sums as for a default in the payment of Rent.

     (b) Landlord shall obtain and keep in force all certificates of occupancy and other governmental permits or licenses required to permit Tenant lawfully to use and occupy the Leased Premises; provided, however, Tenant shall be responsible for obtaining the necessary permits and certificates of occupancy relating to the construction of the Leasehold Improvements. To the extent necessary to prevent interference with Tenant's use and enjoyment of the Property, Landlord shall comply with all private covenants, conditions, and restrictions relating to the Property and with all applicable laws, ordinances, and other governmental requirements relating to the Property, to the ownership, design, construction, use, operation, or maintenance of the Property, or to the health, safety, and welfare of persons on the Property. Landlord represents and warrants that, to the best of Landlord's knowledge, the Property and the use and occupancy of the Property as contemplated by this Lease comply fully with all such private covenants, conditions, and restrictions and with all such laws, ordinances, and other governmental requirements.

7.  ALTERATIONS

  Tenant shall not make or suffer to be made any alterations, additions, changes, or improvements in, on or to the Leased Premises or any part thereof (collectively "Alterations") without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed; and any Alterations, except for Tenant's movable furniture and equipment and for those items described on Exhibit "G" hereto (the "Tenant's Removables List") (including any items that Tenant may add to the Tenant's Removables List after the Commencement Date, with Landlord's consent, which consent shall not be unreasonably withheld), shall immediately become Landlord's property and, at the end of the Lease Term, shall remain on the Leased Premises without compensation to Tenant. In the event Landlord consents to the making of any such Alterations, the same shall be made by Tenant, at Tenant's sole cost and expense, and in accordance with all applicable laws, statutes, ordinances, rules and regulations, public and private, and all requirements of Landlord's and Tenant's insurance policies. If Landlord fails to respond to Tenant's written request for consent to Alterations within ten (10) days after the date of such written request (with respect to Alterations which do not involve structural changes to the Building) or within thirty (30) days after the date of Tenant's request (with respect to Alterations which do involve structural changes to the Building), then Landlord shall be deemed to have consented to such Alterations. Any contractor or person selected by Tenant to make the same, and all subcontractors, must first be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. Upon the expiration or sooner termination of the Lease Term, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any or all Alterations made by or for the account of Tenant (other than the initial Leasehold Improvements and any refurbishment improvements constructed in accordance with this Lease), designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the Leased Premises to the condition in which they existed prior to Tenant's construction of the

Alterations, except for normal wear and tear and except to the extent such restoration would constitute waste.

8.  CONSTRUCTION OF LEASEHOLD IMPROVEMENTS

  Tenant specifically acknowledges and agrees that Tenant is solely responsible for the construction of the Leasehold Improvements in the Leased Premises and that Landlord shall have

                                     --8--
no liability for the quality of workmanship or materials used in connection with that construction; however, Landlord agrees to assign to Tenant, upon Tenant's request, all of Landlord's rights against the General Contractor under the Leasehold Improvements contract, and Landlord further agrees to cooperate with and assist Tenant in the construction of the Leasehold Improvements.

9.  LIENS

  Tenant shall keep the Leased Premises free from any liens arising out of work performed, material furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within forty-five (45) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to Landlord by Tenant on demand and with interest at ten percent (10%) per annum, provided, however, that if such rate exceeds the maximum rate permitted by law the maximum lawful rate shall apply (the "Agreed Interest Rate"). During any period of construction, Landlord shall have the right to post and keep posted on the Leased Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Leased Premises; the Building, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least five (5) business days prior written notice of commencement of any construction on the Leased Premises.

10.  ASSIGNMENT AND SUBLETTING

     (a) Subject to Subparagraph (d) hereof, Tenant shall not sell, assign, encumber or otherwise transfer by operation of law or otherwise this Lease or any interest herein, sublet the Leased Premises or any portion thereof, or suffer any other person to occupy or use the Leased Premises or any portion thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant shall (i) by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than twenty (20) days or more than ninety (90) days after the date of Tenant's notice) to execute a document by which Tenant assigns this Lease or sublets the Leased Premises or any portion thereof for any part of the Lease Term; said notice by Tenant shall state the name and address of the proposed assignee or subtenant, (ii) supply Landlord with financial information concerning the proposed assignee or subtenant for informational purposes only (it being understood and agreed that Landlord shall not have the right to withhold its consent to a proposed subtenant or assignee on the basis of that person's or entity's financial condition), and (iii) supply Landlord with such additional information, verifications and related materials as Landlord may reasonably request or desire to evaluate the written request to sublet or assign provided that Landlord requests such items within five (5) days of Tenant's notice. Landlord shall notify Tenant in writing within ten (10) business days after receipt of the items specified in the preceding sentence if Landlord reasonably objects to the proposed assignment or sublease, but otherwise Landlord shall have waived any right it may have to object to the sublease or assignment.

If such subletting or assignment is approved (or deemed approved) Tenant shall, at Tenant's own cost and expense, discharge in full any commissions which may be due and owing as a result of any proposed assignment or subletting, at the time of such subletting or assignment.

     (b) Any subletting or assignment hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this Lease. As a condition to Landlord's prior

                                     --9--
written consent as provided for in this Paragraph, the assignee or subtenant shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease with respect to the portion of this Lease assigned or portion of the Leased Premises subleased, and Tenant shall deliver to Landlord promptly after execution, an executed copy of each sublease or assignment and an agreement of said compliance by each subtenant or assignees.

     (c) Landlord's consent to any sale, assignment, encumbrance, subletting, occupation, lien or other transfer shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any such subsequent occurrence.

     (d) Notwithstanding the provisions of this Lease to the contrary, Tenant shall have the right to assign this Lease or to sublease all or a portion of the Leased Premises to an Affiliate or corporate successor of Tenant without Landlord's prior written consent, provided that Tenant is not in default under this Lease (beyond the applicable cure period) and provided further that the assignee or sublessee executes and delivers to Landlord prior to commencement of such assignment or sublease a document under which the assignee or sublessee assumes all of the obligations of Tenant under this Lease with respect to the portion of this Lease assigned or portion of the Leased Premises subleased and agrees to be bound by the terms and conditions of this Lease with respect to the portion of this Lease assigned or the portion of the Leased Premises subleased. For purposes of this subparagraph, "Affiliate" means any person or entity controlling, controlled by, or under common control with, Tenant. "Control" as used herein shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such controlled person or entity; the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote in, the ordinary direction of its affairs, at least fifty-one percent (51%) of the voting interest in, any person or entity shall be presumed to constitute such control. Prior to the effectiveness of any assignment or sublease to an Affiliate or corporate successor, Tenant shall certify to Landlord the manner in which such Affiliate or corporate successor is related to Tenant and shall furnish a copy of such assignment or sublease to Landlord. Any attempted assignment or sublease in violation of this provision shall be null and void. Any subletting or assignment hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this Lease.

11.  INSURANCE AND INDEMNIFICATION

     (a) Except as otherwise expressly provided in this Lease to the contrary, Landlord shall not be liable to Tenant, its agents, servants, employees, contractors, customers or invitees for any damage to person or property caused by any act, omission or neglect of Tenant, its agents, servants or employees, and Tenant agrees to indemnify and hold Landlord harmless from all liability and claims for any such damage.

     (b) Except as otherwise expressly provided in this Lease to the contrary, Tenant shall not be liable to Landlord, or to Landlord's agents, servants, employees, contractors, customers or invitees for any damage to person or property caused by any act, omission or neglect of Landlord, its agents, servants or employees, and Landlord agrees to indemnify and hold Tenant harmless from all claims for such damage.

     (c) Tenant agrees to purchase at its own expense and to keep in force during the Lease Term a policy or policies of comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of One Million ($1,000,000.00) Dollars each occurrence and Two Million ($2,000,000.00) Dollars aggregate per occurrence for personal injuries or deaths of persons occurring in or about the Leased Premises. Additionally,

                                    --10--

Tenant shall carry umbrella coverage of at least $1,000,000.00. Said policies shall (i) name Landlord as an additional insured and insure Landlord's contingent liability under this Lease, (ii) be issued by an insurance company which is acceptable to Landlord and authorized to do business in the State of Texas, and (iii) provide that said insurance shall not be cancelled unless thirty (30) days' prior written notice shall have been given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the Lease Term and upon each renewal of said insurance.

     (d) Landlord shall carry (i) all-risk property damage insurance including fire, extended coverage, vandalism, and malicious mischief upon all parts of the Property (including any parts of the Leasehold Improvements and any Alterations that Landlord owns) in an amount not less than the full replacement cost, and
(ii) comprehensive public liability and property damage insurance with base limits of liability of not less than $1,000,000.00, with additional umbrella coverage of at least $5,000,000.00, naming Tenant as an additional insured. All required policies shall be underwritten by insurers who have a general policy holder's rating of not less than A- and a financial rating of class X as stated in the most current available Best's Insurance Reports, who are authorized to do business in the State of Texas under the surplus lines laws, and who are authorized to issue the policies. Landlord shall deliver to Tenant certificates of insurance (or if requested by Tenant, certified copies of each policy) prior to the Commencement Date and renewal certificates (or policies) not less than ten (10) days prior to the expiration of the previous policies. All policies carried by Landlord shall contain an undertaking by the insurers to notify Tenant in writing not less than thirty (30) days prior to any cancellation or termination. Landlord's liability policy shall contain a provision stating that the policy shall apply to each insured in the same manner and to the same extent as if a separate policy had been issued to each, except with respect to limits of liability.

12.  WAIVER OF SUBROGATION

  Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or to anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property (or caused by anything that is required under this Lease to be insured, regardless whether or not it is actually so insured) caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by fault or negligence of the other party, or anyone for whom such party may be responsible, including any other tenants or occupants of the remainder of the Building in which the Leased Premises are located. Landlord and Tenant each hereby covenant and agree to cause their respective insurance carrier(s) to include in their policy(ies) such a clause or endorsement.

13.  SERVICE AND UTILITIES

     (a) Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, escalators, landscaping, parking facilities, loading docks and areas, corridors and restrooms, the windows in the Building; the mechanical, plumbing and electrical equipment serving the Building, and the structure itself, in keeping with the usual standard for first class office buildings. In the event Tenant requires or needs to have one or more separate systems of either heating, ventilating, air-conditioning or other similar systems over and above that provided by Landlord, the installation, care, expenses and maintenance of each such system shall be borne by and paid for by Tenant.

     (b) Provided Tenant shall not be in default hereunder, and subject to the provisions elsewhere herein contained and to the rules and regulations of the Building, Landlord agrees to furnish

                                    --11--
to the Leased Premises during "Normal Business Hours" (being herein defined as those hours between 7:00 a.m. and 6:00 p.m., Monday through Friday, and between 8:00 a.m. and 2:00 p.m. on Saturday [excluding New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day]), reasonable volumes and temperatures of heat and air conditioning required for the comfortable use and occupation of the Leased Premises, electrical services equal to 4.0 watts per square foot of the net useable area of the Leased Premises, janitorial services during the times and in the manner that such services are customarily furnished in keeping with usual standard for first class office buildings and elevator service. In addition to the aforementioned services, Landlord shall furnish Tenant the following throughout the Lease Term at no cost to Tenant (other than as included in Tenant's Proportionate Share of Excess Operating Expenses or as specified in this subparagraph):

          (1) Access to the Leased Premises twenty-four (24) hours per day, seven (7) days per week, including operatorless passenger elevators serving the floor(s) on which the Leased Premises are located.

          (2) Landlord shall furnish air conditioning after Normal Building Hours for areas requested by Tenant from the manager of the Building by 3:00 p.m. on the business day service is required, or by 3:00 p.m. on the immediately preceding business day when service is required for a Saturday, Sunday, or Holiday. Tenant shall pay Landlord $20 per hour per air handler for after Normal Building Hours air conditioning (which charge shall be adjusted annually for changes in the Consumer Price Index). If Tenant's equipment requires air conditioning that cannot be accommodated by the designed capacities of the Building's air conditioning, supplemental air conditioning shall be installed as part of the construction of the Leasehold Improvements or any Alterations, at Tenant's cost. Notwithstanding the above, the approximate 3000 square foot computer facility to be located within the Leased Premises will be serviced by 24 hour a day heating, ventilation, and air conditioning. Landlord agrees to submeter this facility at Tenant's expense and Tenant agrees to pay for the actual cost of this service on a monthly basis as invoiced.

          (3) If physically possible without damage to the Building, Landlord shall provide electrical power in excess of 4.0 watts per square foot of useable area if needed for any supplemental air conditioning or if Tenant otherwise requests, but Tenant shall pay for any transformers, risers, wiring, or other additional equipment needed to provide that excess electrical power (to the extent not already included in the Leasehold Improvements) and for any electrical consumption costs in excess of the foregoing standards at the average rate paid by Landlord to the electrical utility company serving the Building (without profit or any additional charge or fee to Landlord). Landlord will require excess electrical consumption to be metered (using meters installed by Tenant at Tenant's expense).

          (4) Cleaning of the Property, including window washing and wall cleaning in Common Areas, janitorial service in Common Areas (including restrooms), removal of ice and snow from driving areas and sidewalks, vermin extermination and repair and replacement of property damaged by vermin (unless the vermin were introduced into the Building by Tenant or

     Tenant's employees), mowing and irrigation of landscaping, and sweeping and removal of litter and debris from the Garage and exterior Common Areas.

          (5) Maintenance and repair (including replacement parts and labor) of the Property, including (i) the roof, walls (including glass curtain walls, windows, and doors), foundation, and other structural elements of the Building and Garage, (ii) heating, ventilating, air conditioning,

                                    --12--
     mechanical, electrical, security, energy management, plumbing, lighting, and other systems and equipment, (iii) interior walls, ceilings, floors, and floor coverings, and (iv) driveways, sidewalks, curbs, signs, landscaping, and other exterior areas (including painting and striping of parking areas). This Section does not obligate Landlord to make repairs in the event of fire or other casualty or repairs for which Tenant is responsible under other provisions of this Lease, nor does it require the maintenance or repair of property owned by Tenant.

          (6) Electrical lighting for all public and service areas of the Building and Garage, and replacement of Building standard fluorescent tubes in the Leased Premises and in public and service areas.

          (7) Cold water (at the normal temperature of the supply of water to the Building) for lavatory and toilet purposes, refrigerated water for drinking purposes, and hot water (from the regular Building supply at prevailing temperatures) for lavatory purposes, all at points of supply provided for general use of tenants through fixtures installed by Landlord or by Tenant.

          (8) No less than the number of restroom facilities currently located in the Building.

          (9) Sanitary sewer service and trash removal.

          (10) Limited card access to the Building after Normal Business Hours, and the posting of a security guard in the Building lobby between the hours of 5:00 p.m. and 9:00 p.m., 5 days a week, to escort Building occupants to their vehicles.

          (11) Facilities for Tenant's loading, unloading, delivery, and pick-up activities twenty-four (24) hours per day, seven (7) days per week, including the right to leave vehicles standing at a loading dock for enough time to lead or unload and pick up and deliver goods to and from the Leased Premises.

          (12) All letters or numerals on doors in the Leased Premises using Building standard graphics.

          (13) Directory listings for Tenant's various offices, officers, and major employees.

          (14) Keys and other Building access-control cards or items in reasonable quantities for Tenant and its employees.

     Landlord shall comply with the rules and regulations of all public and private utility providers. Landlord shall employ, and cause its contractors to employ, competent and experienced persons capable of meeting the standards of service established by this Lease. All services and other items to be furnished shall be of a quality and quantity at least equal to that of comparable services or other items furnished in other first-class office buildings located in the city in which the Property is located, shall be performed in a good and workmanlike manner, and shall be appropriate to permit the comfortable use and occupancy of the Leased Premises by Tenant.

  Notwithstanding any of the foregoing or anything in this Lease to the contrary, and without limiting Tenant's other rights under this Lease, if Landlord for any reason, whether or not within its control, is unable or fails to provide HVAC, electrical, elevator, water or sewer services to the Leased Premises and such failure materially adversely affects Tenant's use and occupancy of the Leased Premises and continues for more than three (3) consecutive business days, then Tenant shall be entitled to abate Rent with respect to the portion of the Leased Premises so affected from and after the day following the third (3rd) consecutive business day until such services are restored

                                     --13--
and Tenant can operate its business in its customary fashion; provided, however, that Tenant shall provide Landlord with written notice of said services failure before the three (3) business day period begins to run. Should any such services failure materially adversely affect Tenant's use and occupancy of the Leased Premises, and should such services not be substantially restored so that Tenant can operate its business in its customary continuity and fashion within ninety
(90) days after such failure, then Tenant may terminate this Lease upon the expiration of said 90-day period by providing written notice thereof to Landlord, and in the event of any such termination, Tenant shall have no further claim against Landlord hereunder. Landlord shall give Tenant at least one (1) day's advance notice of any scheduled interruption of services for maintenance or other purposes. Notwithstanding anything contained in this Paragraph to the contrary, Tenant shall not have a right to abate Rent or terminate this Lease on account of a failure of services if such failure of services is caused by Tenant's design and construction of the Leasehold Improvements.

     (c) Any sums being payable under this Paragraph shall be considered additional rent and shall be added to the next installment of Rent thereafter becoming due with charges for additional electrical usage to be submetered and billed to the Tenant directly, and Landlord shall have the same remedies for a default in payment of such sums as for a default in the payment of Rent.

     (d) Tenant shall not provide any janitorial services without Landlord's written consent and then only subject to supervision of Landlord, and then only through a janitorial contractor or employees at all times satisfactory to Landlord. Any such services provided by Tenant shall be Tenant's sole risk and responsibility.

14.  ESTOPPEL CERTIFICATE

     Within ten (10) business days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord an Estoppel Certificate substantially as attached hereto as Exhibit "D" and made a part hereof, indicating thereon any exceptions thereto which may exist at that time. Failure of Tenant to execute and deliver such certificate shall constitute an acceptance of the Leased Premises and acknowledgment by Tenant that the statements included in Exhibit "D" are true and correct without exception, and Landlord's written request for Tenant to execute the Estoppel Certificate must state this. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph may be relied upon by Landlord or by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein, or by anyone to whom Landlord may provide said certificate. Tenant agrees to make reasonable and appropriate modifications to the form of Estoppel Certificate attached hereto as Exhibit "D" to the extent reasonably requested by any mortgagee or purchaser of the Building.

15.  HOLDING OVER

     Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant retains possession of the Leased Premises or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes any one of: (i) creation of a month to month tenancy;

or (ii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this Lease; provided, however, that the monthly rental (or daily rental under (ii)) shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to 150% of the rental being paid monthly to Landlord under this Lease immediately prior to such termination (prorated in the case of (ii) on the basis of a 365 day year for each day Tenant

                                    --14--
remains in possession.) If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the rent in the preceding sentence. If Tenant shall hold over for more than ninety (90) days after the termination of this Lease without Landlord's written consent or approval, then Tenant shall also pay to Landlord as additional rent due and payable, all damages sustained by Landlord resulting from the unapproved retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Leased Premises (provided Landlord notifies Tenant in writing that it desires to lease the Leased Premises to a proposed tenant). In any such events, Tenant shall vacate the Leased Premises and deliver full possession to Landlord upon the giving to Tenant by Landlord of thirty (30) days' written notice and demand therefor. The provisions of this paragraph shall not constitute a waiver by Landlord of any right of re-entry as herein set forth; nor shall receipt of any Rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants or obligations herein on Tenant's part to be performed by Tenant, or of any other right of Landlord.

16.  SUBORDINATION

  Landlord agrees to cause the Holder (hereinafter defined) of any Mortgage (hereinafter defined) encumbering the Property to deliver to Tenant a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit "H" and made a part hereof for all purposes, providing, in substance, as follows:

       (a) this Lease shall be subordinate to the Mortgage;

          (b) so long as Tenant has not committed an event of default under this Lease, Tenant's leasehold estate, use, possession, tenancy, rights, options and occupancy under this Lease shall remain undisturbed and shall survive any and all actions which may be taken pursuant to the Mortgage to which this Lease is subordinated; and

          (c) Tenant agrees that if the Holder shall succeed to Landlord's interest in this Lease, Tenant will recognize the Holder as its landlord under the provisions of this Lease provided that the Holder shall assume all the obligations of Landlord under this Lease.

The delivery of the subordination, non-disturbance and attornment agreement in the form set forth above shall be a condition to Tenant's performance under the terms of this Lease. Such delivery must occur, with respect to any existing Mortgage, prior to the execution of this Lease, and, with respect to any future Mortgage, within thirty (30) days after the execution of such future Mortgage. As used herein "Mortgage" means any mortgage, deed of trust, sale/leaseback transaction, ground lease, or any other hypothecation for security now or hereafter placed upon the Building and/or the Property, and "Holder" means the mortgagee, trustee, beneficiary, landlord or leaseback lessor under the foregoing documents.

17.  RE-ENTRY BY LANDLORD

  Landlord reserves and shall at all reasonable times have the right to re-enter the Leased Premises to inspect the same, to supply janitorial service and any other service provided by Landlord to Tenant hereunder, to the Leased

Premises to prospective purchasers, mortgagees or tenants (however Landlord may show the Leased Premises to prospective tenants during only the last twelve (12) months of the Lease Term), to post notices of nonresponsibility, and with Tenant's written consent, to alter, improve, or repair the Leased Premises and any portion of the Building of which the Leased Premises are a part or to which access is conveniently made through the Leased Premises, without abatement of rent, and may for that purpose erect, use, and

                                    --15--
maintain scaffolding, pipes, conduits, and other necessary structures in and through the Leased Premises where reasonably required by the character of the work to be performed, provided that entrance to the Leased Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors, in, upon, and about the Leased Premises, and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Leased Premises, and any entry to the Leased Premises, or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Leased Premises, or any eviction, actual or constructive, of Tenant from the Leased Premises or any portions thereof. Landlord shall also have the right at any time with Tenant's written consent, which consent shall not be unreasonably withheld or delayed, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, parking facilities, loading docks and areas, delivery and pick-up areas or other public parts of the Building. Landlord agrees not to change the name of the Building or any exterior signs now affixed to the Building or the Land if the proposed new name or sign identifies, or in Tenant's reasonable judgment may be associated with, a competitor of Tenant.

18.  BANKRUPTCY

     If a petition is filed by or against Tenant for relief under Title 11 of the United States Code, as amended (the "Bankruptcy Code"), and Tenant (including for purposes of this Section Tenant's successor in bankruptcy, whether a trustee or Tenant as debtor in possession) assumes and proposes to assign, or proposes to assume and assign, this Lease pursuant to the provisions of the Bankruptcy Code to any person or entity who has made or accepted a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of the proposed assignment setting forth (a) the name and address of the proposed assignee, (b) all of the terms and conditions of the offer and proposed assignment, and (c) the adequate assurance to be furnished by the proposed assignee of its future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after Tenant has made or received such offer, but in no event later than ten (10) days prior to the date on which Tenant applied to a court of competent jurisdiction for authority and approval to enter into the proposed assignment. Landlord shall have the prior right and option, to be exercised by notice to Tenant given at any time prior to the date on which the court order authorizing such assignment becomes final and non-appealable, to receive an assignment of this Lease upon the same terms and conditions, and for the same consideration, if any, as the proposed assignee, less any brokerage commissions which may otherwise be payable out of the consideration to be paid by the proposed assignee for the assignment of this Lease. If this Lease is assigned pursuant to the provisions of the Bankruptcy Code, Landlord: (i) may require from the assignee a deposit or other security for the performance of its obligations under this Lease in an amount substantially the same as would have been required by Landlord upon the initial leasing to a tenant similar to the assignee; and (ii) shall receive, as additional rent, any and all further sums as are required of Tenant under this lease. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or documentation, to have assumed all of the Tenant's obligations arising under this Lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption. No provision of this Lease

                                    --16--
shall be deemed a waiver of Landlord's rights or remedies under the Bankruptcy Code to oppose any assumption and/or assignment cf this Lease, to require a timely performance of Tenant's obligations under this Lease, or to regain possession of the Leased Premises if this Lease has neither been assumed or rejected within sixty (60) days after the date of the order for relief or within such additional time as a court of competent jurisdiction may have fixed. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as Rent (specifically including, but not limited to, the amounts described in Paraaraph 41(b) hereof), shall constitute rent for the purposes of
Section 502(b) (6) of the Bankruptcy Code.

19.  DEFAULT AND REMEDIES

     (a) The following events shall be deemed to be events of default by Tenant under this Lease:

          (1) Tenant shall fail to pay when or before due any sum of money, in whole or in part, becoming due to be paid to Landlord hereunder, whether such sum be any installment of the Rent herein reserved, any other amount treated as additional rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of ten (10) days after written notice thereof is delivered to Tenant; provided, however, Landlord shall not be required to provide such notice more than three (3) times in any twelve month period, the fourth (4th) such failure constituting an Event of Default without Landlord being required to provide such notice and 10-day cure period; or

          (2) Tenant shall fail to comply with any term, provision or covenant of this Lease other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within thirty (30) days after written notice thereof is delivered to Tenant (except that if such compliance cannot be reasonably effected within such 30-day period, Tenant shall not be in default hereunder provided that it commences to effect compliance within such 30-day period and diligently pursues such compliance thereafter); or

          (3) If, in spite of the provisions hereof, the interest of Tenant shall be levied upon under execution or be attached by process of law, or Tenant shall fail to contest diligently the validity of any lien or claimed lien upon the Leased Premises and give sufficient security to Landlord to insure payment thereof, and such default shall continue for one hundred twenty (120) days after written notice thereof to Tenant.

     (b) Upon the occurrence of any such events of default described in subparagraph (a) above, Landlord shall have, as its sole remedy, the right to terminate this Lease and to recover the following money damages from Tenant as liquidated damages:

          (1) If the event of default which gives rise to the Lease termination occurs prior to or during the sixtieth (60th) month of the Lease Term, then Landlord's liquidated damages shall be equal to the sum of (a) the amount of Tenant's funds then being retained by Landlord in

     Tenant's Security Account (as defined in Paragraph 41(b)), plus (b) the additional funds which Tenant would otherwise be required to contribute to the Security Account through the end of the 60th month, plus (c) the lump sum termination Option payment required under Paragraph 41(b), plus (d) all base rent, including any amount treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus (e) an amount equal to the then

                                    --17--
     present value of the base rent, excluding any amounts treated as additional rent hereunder, payable through the 60th month of the Primary Term, less the fair rental value of the Leased Premises for such period (taking into account the time and expense reasonably necessary to obtain a replacement tenant or tenants, including reasonable expenses relating to the recovery of the Leased Premises, preparation for reletting and for reletting itself, such as brokerage commissions, etc.; provided, however, such costs shall be chargeable to tenant only to the extent that they relate to the then remaining period of the lease Term); or

          (2) If the event of default which gives rise to the Lease termination occurs after the sixtieth (60th) month of the Lease Term, then Landlord's liquidated damages shall be equal to the sum of (a) the amount of Tenant's funds then being retained by Landlord in Tenant's security account, plus (b) an amount equal to the product of (i) the lump sum termination option payment required under Paragraph 41(b) times (ii) the number of calendar months remaining in the Primary Term at Lease Termination divided by (iii) sixty (60), plus (c) all base rent, including any amount treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus (d) an amount equal to the then present value of the base rent, excluding any amounts treated as additional rent hereunder, payable through the remainder of the Primary Term, less the fair rental value of the Leased Premises for such period (taking into account the time and expense reasonably necessary to obtain a replacement tenant or tenants, including reasonable expenses relating to the recovery of the Leased Premises, preparation for reletting and for reletting istelf, such as brokerage commissions, etc.; provided, however, such costs shall be chargeable to Tenant only to the extent that they relate to the then remaining period of the Lease Term).

     (c) Should Landlord, acting reasonably and in good faith, determine that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder, Landlord may, in landlord's option, upon tenant's continued failure to so maintain, repair or replace after forty-five (45) days written notice from landlord (which notice shall specify in detail tenant's alleged failures), enter into and upon the leased premises, with or without process of law and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom, and tenant agrees to reimburse landlord, on demand, as additional rent, for any expenses which landlord may incur in thus effecting compliance with tenant's obligations under this lease.

     (d) Any and all property which may be removed from the Leased Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the discretion of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof, except for losses occasioned by Landlord's negligence or willful misconduct. Tenant shall pay to Landlord, upon demand, any and all reasonable expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within ninety (90) days after removal from the Leased Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

     (e) In exercising any of the remedies set forth in this Lease with respect to entry or re-entry of the Leased Premises, Landlord shall not be civilly or otherwise liable to Tenant for

                                    --18--
any damage to Tenant's property unless same is caused by the intentional or wanton willful or negligent conduct of Landlord.

     (f) No act or thing done by Landlord or its agents during the Lease Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Leased Premises, and no agreement to terminate this Lease or accept a surrender of the Leased Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, or as accord and satisfaction of any liability of Tenant, unless Landlord expressly so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon any event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default.

    (g) Without limiting the foregoing:

          (i) Service of process upon Tenant may be had by serving any officer, director or employee of Tenant at or upon the Leased Premises, and Landlord or anyone acting therefor shall at all times have the right to enter, seek out and locate any appropriate person for such purpose;

       (ii) Service of process upon Landlord may be had by serving any registered agent or partner of Landlord, or any person acting therefor, at Landlord's offices upon the Leased Premises or elsewhere;

       (iii) Provided, however, neither Landlord nor Tenant hereby waives the right to serve each other with process by any other lawful means;

       (iv) To the extent permitted by existing or future law of the State of Texas, Tenant expressly waives any and all rights of redemption granted by or under any existing or future laws if Tenant is evicted or dispossessed for any cause, or if Landlord obtains possession of the Leased Premises due to Tenant's default hereunder or otherwise.

  20.  DAMAGE BY FIRE OR OTHER CASUALTY

     (a) If the Building, improvements, or Leased Premises are rendered partially or wholly untenantable by fire or other casualty, and if such damage, in the reasonable opinion of an architect selected by Landlord by its certificate so stating (the "Architect's certificate"), cannot be materially restored within one hundred-fifty (150) days of such damage, then either Tenant or Landlord may, at its sole option, terminate this Lease as of the date of such fire or casualty. The architect selected shall one of the following architects (or another architect mutually acceptable to Tenant and Landlord): (i) Ziegler Cooper, Inc., (ii) Gensler and Associates, or (iii) CRSS, Inc. Landlord or Tenant shall exercise its termination option provided herein by written notice to the other party within thirty (30) days after deliverance of the Architect's Certificate. For purposes hereof, the Building, improvements, or Leased Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Leased Premises for the purpose for which the Leased Premises were being used at the time of such fire or casualty. If the Architect's Certificate indicates that the restoration can be accomplished with such 150-day period, then this Lease shall not terminate. When required by this Paragraph, the Architect's Certificate shall be delivered within thirty (30) days from the date of damage.

                                     --19--

     (b) If this Lease is not terminated pursuant to this Paragraph, then Landlord shall proceed with all due diligence to repair and restore the Building, improvements or Leased Premises, as the case may be (except that Landlord may elect not to rebuild if such damage occurs during the last year of the Lease Term exclusive of any option which is unexercised at the date of such damage).

     (c) If this Lease shall be terminated pursuant to this Paragraph, the Lease Term shall end on the date of such damage as if that date had been originally fixed in this Lease for the expiration of the Lease Term. If this Lease shall not be terminated by Landlord or Tenant pursuant to this Paragraph and if the Leased Premises are untenantable in whole or in part following such damage, the Rent payable during the period in which the Leased Premises are untenantable shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances. In the event that Landlord shall fail substantially to complete such repairs and material restoration within one hundred fifty (150) days after the date of such damage, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, whereupon this Lease shall end on the date of such notice as if the date of such notice were the date originally fixed in this Lease for the expiration of the Lease Term; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

     In no event shall Landlord be required to rebuild, repair or replace any part of the partitions, fixtures, additions or other improvements which may have been placed in or about the Leased Premises by Tenant (except to the extent paid for, in whole or in part, with a leasehold improvements allowance from Landlord). Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or the Leased Premises shall be for the sole benefit of the party carrying such insurance and under it sole control except that Landlord's insurance may be subject to control by (i) the holder or holders of any indebtedness secured by a mortgage or deed to secure debt covering any interest of Landlord in the Leased Premises, the Building, or the Property, and/or (ii) the ground lessor of the Property. In no event shall Landlord be required under this Lease to incur any expenses in excess of available insurance proceeds for the purpose of repairing or restoring the Building or the Leased Premises after a fire or other casualty.

     (d) In the event of any damage or destruction to the Building or the Leased Premises by any peril covered by the provisions of this Paragraph, Tenant shall, upon written notice from Landlord, remove forthwith, at its sole cost and expense (except to the extent such moving costs are covered by Landlord's insurance), such portion or all of the property belonging to Tenant or its licensees from such portion or all of the Building or the Leased Premises as Landlord shall reasonably request.

21.  CONDEMNATION

     (a) If any substantial part of the Building, improvements, or Leased Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Building or the Leased Premises for the purpose for which it is then being used, this Lease shall terminate on the date title vests in the taking authority in the same manner as if the date of such taking were the date originally fixed in this Lease for the expiration of the Lease Term.

                                    --20--

     (b) If part of the Building improvements, or Leased Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and if as a result the Leased Premises become unfit for Tenant's normal use (whether or not the Leased Premises themselves are condemned or taken), Tenant may, at its option by written notice to Landlord, terminate this Lease as of the date of the condemnation or taking If Landlord and Tenant are unable to agree as to whether the Leased Premises are rendered unfit for Tenant's normal use as a result of the condemnation, then the matter shall be submitted to arbitration pursuant to Paragraph 42(i) hereof. Otherwise, this Lease shall not terminate but the Rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances. Landlord shall undertake to restore the Building improvements, and Leased Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all circumstances. In no event, however, shall Landlord be required under this Lease to incur any expenses in excess of available proceeds from any taking contemplated hereby for the purposes of restoring the Building or the Leased Premises after any such taking.

     (c) Tenant shall not share in any condemnation award or payment in lieu thereof or in any award for damages resulting from any grade change of adjacent streets, the same being hereby assigned to Landlord by Tenant; provided, however, that Tenant may separately claim and receive from the condemning authority, if legally payable, compensation for Tenant's removal and relocation costs and for Tenant's loss of business and/or business interruption and for the loss of Tenant's unexpired leasehold estate, and for any loss or damage to Tenant's property.

     (d) Notwithstanding anything to the contrary contained in this Paragraph, if the temporary use or occupancy of any part of the Leased Premises shall be taken or appropriated under power of eminent domain during the Lease Term, this Lease shall be and remain unaffected by such taking or appropriation except that Rent shall be calculated based on the Net Rentable Area of the Leased Premises not so taken, for the period of time that the Leased Premises are so taken as of the date of transfer of possession of the Leased Premises. For purposes of this subparagraph, a "temporary" taking shall mean any taking or condemnation for any public purpose of the Leased Premises or any portion thereof for ninety (90) days or less. In the event of any such temporary appropriation or taking Tenant shall be entitled to receive that portion of any award which represents compensation for the use or occupancy of the Leased Premises during the Lease Term, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Leased Premises and the use and occupancy of the Leased Premises after the end of the Lease Term.

     (e) Notwithstanding anything to the contrary contained in this Paragraph 21 or elsewhere in this Lease, in the event of any condemnation, Landlord shall be entitled to receive its entire award but Tenant shall have the right to make a separate claim with the condemning authority for, and to receive therefrom, (i) any moving expenses incurred by Tenant as a result of such condemnation; (ii) any costs incurred or paid by Tenant in connection with any Alteration or Leasehold Improvement paid for by Tenant; (iii) the value of any of Tenant's property taken; (iv) any award for the value of Tenant's unexpired leasehold estate; and (v) any other separate claim which Tenant may hereafter be permitted to make under applicable law; provided, however, that such other separate claim shall not reduce or adversely affect the amount of the Landlord's award.

                                    --21--

22.  SALE BY LANDLORD

  Landlord shall have the right to transfer or assign the Property and any of its rights under this Lease. No transfer or assignment by Landlord shall release Landlord from any liability or obligation to Tenant for the payment of any allowance or other sum of money. If Landlord's transferee or assignee assumes Landlord's obligations, Landlord shall remain liable for all existing liabilities or obligations, but shall be released from any future obligations.

23.  RIGHT OF LANDLORD TO PERFORM

  All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent, except as otherwise provided herein. If Tenant shall fail to pay any sum of money or incur any expense, other than Rent, required to be paid by it hereunder, and such failure shall continue beyond the applicable cure period, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any of its obligations, make any such payment or incur any such expense or perform any such act on Tenant's part to be made or performed as is required by this Lease to be made or done by Tenant. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the Agreed Interest Rate from the date of such payment by Landlord shall be payable as additional rent to Landlord on demand, and Tenant covenants to pay any such sums, and Landlord shall have, in addition to any other right or remedy of Landlord, the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of Rent.

24.  SURRENDER OF PREMISES

     (a) At the end of the Lease Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Leased Premises, together with all improvements or additions upon or belonging to the same, excluding those Alterations and Leasehold Improvements which were paid for by Tenant and those items described on the Tenant's Removables List, in the same condition as received, or first installed, ordinary wear and tear, damage by fire, earthquake, act of God, or the elements as are beyond Tenant's control, and condemnation excepted. So long as Tenant is not in default hereunder (beyond any applicable cure period), Tenant may, upon the termination of this Lease, remove all movable furniture and equipment belonging to Tenant, at Tenant's sole cost, title to which shall be in name of Tenant until such termination, repairing any damage caused by such removal. Property not so removed shall be deemed abandoned by Tenant, and title to the same shall thereupon pass to Landlord.

     (b) The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall terminate all or any existing subleases or subtenancies; however, Landlord shall have the right to thereafter negotiate directly with Tenant's subtenants.

25. WAIVER

     If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. Furthermore, the acceptance of Rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by either Landlord or Tenant to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord or Tenant, as the case may be,

                                    --22--
to insist thereafter upon strict performance by the other party. Waiver by Landlord or Tenant of any term, covenant or condition contained in this Lease may only be made by a written waiver, shall be effective only with respect to the subject matter stated therein, and only for such time and to such extent as provided therein.

26.  PARKING

     During the Lease Term, Landlord shall provide, for the non-assigned use of Tenant, one hundred seventy (170) parking spaces, which is equivalent to three
(3) cars per 1000 square feet of Net Rentable Area of the Leased Premises (which ratio shall also determine any parking spaces to be provided for any expansion area leased) at a base rental rate of Zero Dollars (-0-) per space per month. Twenty-five (25) of the above described spaces shall be reserved parking spaces for Tenant's use at no additional cost, and Landlord will provide Tenant with additional reserved spaces at a cost equal to the rate then in effect for other tenants in the Building for reserved parking spaces. Landlord reserves the right to designate spaces at a future date, and to establish devices to provide ingress and egress to and from parking areas. The Garage shall be available for use twenty-four (24) hours per day, every day of the year, and shall be illuminated when necessary. Landlord shall maintain the Garage in a clean, safe, and first-class condition. Landlord shall not allow the use of parking spaces in the Garage by others to such an extent that Tenant and its employees are unable to locate and use unassigned parking spaces in the Garage. Landlord shall maintain and enforce controls, such as parking stickers, and towing to control vehicular access to the Garage and surface parking areas of the Property and to limit parking therein so that only visitors park in areas designated for visitor parking and only tenants of the Building and their employees park in areas of the Garage designated for tenant parking and so that only Tenant's employees park in Tenant's reserved spaces. Attached hereto as Exhibit "I" is the diagram of the Garage and surface parking areas (the "Parking Plan"). The Parking Plan includes the area designated for visitor parking as well as the areas designated for Tenant's reserved spaces. The locations of visitor parking spaces and Tenant's reserved spaces shall not be changed from the locations reflected on the attached Parking Plan without Tenant's prior written consent, which consent shall not be unreasonably withheld.

27.  NOTICES

     Each notice required or permitted to be given under this Lease shall be sent by hand delivery or by depositing it with the United States Postal Service or the official successor thereto, certified or registered mail, return receipt requested, with adequate postage prepaid, addressed to the appropriate party as hereinafter provided. Each such notice shall be effective upon being hand-delivered, deposited with a courier service or with the United States Postal Service, as the case may be, but the time period in which a response to any such notice must be given or any action taken with respect thereto shall commence to run from the date of receipt of the notice by the addressee thereof, as evidenced by the delivery record of the messenger or courier service or by the return receipt of the United States Postal Service, as the case may be. Rejection or other refusal by the addressee to accept or the inability of the messenger or courier service, or the United States Postal Service to deliver because of a changed address of which no notice was given, shall in any case be deemed to be the receipt of the notice sent. The address of Landlord and Tenant are as follows:

    Landlord:       c/o Houston Growth Associates
                    d/b/a Richpark Associates
                    9990 Richmond, Suite 106
                    Houston, Texas 77042

                                    --23--

With copies to:       Douglas J. Tollett, President
                      American Resurgens Management Corp.
                      945 East Paces Ferry Road, Suite 1100
                      Atlanta, Georgia 30326

                      James L. McMahan, Managing Director
                      American Home Equities Inc.
                      2929 Lennox Road
                      Atlanta, Georgia 30324

                      General Electric Real Estate Equities
                      Attn: Asset Manager
                      3379 Peachtree Road, Suite 300
                      Atlanta, Georgia 30326

Tenant:               Visual Numerics, Inc.
                      Attn: Chief Financial Officer
(Post-Commencement    9990 Richmond, Suite 400
Date)                 Houston, Texas 77042

(Pre-Commencement     14141 Southwest Freeway
Date):                Suite 3000
                      Houston, Texas 77478-34981

Any party shall have the right from time to time to change the ADDRESS TO WHICH NOTICES TO IT SHALL BE SENT AND TO SPECIFY UP TO TWO ADDITIONAL ADDRESSES TO WHICH COPIES OF NOTICES TO IT SHALL BE SENT BY GIVING TO THE OTHER PARTY OR PARTIES AT LEAST THIRTY (30) DAYS PRIOR NOTICE OF THE CHANGED ADDRESS OR ADDITIONAL ADDRESSES.

28.  CERTAIN RIGHTS RESERVED TO LANDLORD

     Landlord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

          (a) To change the name of the Building (subject to the limitations contained elsewhere in this Lease);

          (b) To designate all sources furnishing sign painting and lettering, towels, valet service and toilet supplies, lamps and bulbs used on the Leased Premises;

          (c) To retain at all times pass keys to the Leased Premises provided, however, Tenant may designate areas in the Premises as secured areas, and except in bona fide emergencies, Landlord shall not enter any secured area without being accompanied by a designated representative of Tenant;

          (d) To grant to anyone the exclusive right to conduct any particular business or undertaking in the Building;

          (e) To close the Building after regular work hours and on legal holidays subject, however, to Tenant's right to admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Building identify themselves to a watchman by registration or otherwise and that said persons establish their right to enter or leave the Building; and

          (f) To take any and all measures, including inspections, repairs, alterations, decorations, additions, and improvements to the Leased Premises or the Building, and identification and admittance procedures for access to the Building as may be necessary or desirable for the safety, protection, preservation or security of the Leased Premises or the Building or Landlord's interest, or as may be necessary or desirable to operate the Building in the manner required by this Lease.

                                    --24--

     Subject to the terms of this Lease, Landlord may enter upon the Leased Premises and may exercise any or all of the foregoing rights hereby without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant and without abatement of Rent or affecting any of Tenant's obligations hereunder.

29.  SUCCESSORS

     Subject to the provisions of Paragraphs 10 and 22 hereof, the terms, covenants, and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

30.  ATTORNEY'S FEES

     In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to reasonable attorneys' fees to be fixed by the decision maker in such action or proceeding.

31.  CORPORATE AUTHORITY

     If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in Texas, that the corporation has full right and authority to enter into this Lease, and that each and every one of the persons signing on behalf of the corporation is authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties and a corporate resolution authorizing Tenant to execute this Lease. Likewise, if Landlord is a corporation, partnership or other entity, Landlord warrants that all consent or approvals required of third parties (including but not limited to its Board of Directors or partners) for the execution, delivery and performance of this Lease have been obtained and that Landlord has the right and authority to enter into and perform its covenants contained in this Lease. Upon Tenant's request, Landlord shall provide Tenant with evidence reasonably satisfactory to Tenant confirming the foregoing covenants and warranties and a corporate resolution authorizing Landlord to execute this Lease.

32.  NEGATION OF LIEN FOR RENT

     Landlord hereby expressly waives and negates any and all contractual liens and security interests, statutory liens and security interests or constitutional liens and security interests arising by operation of law to which Landlord might now or hereafter be entitled on all property of Tenant now or hereafter placed in or upon the Leased Premises (except for judgment liens that may hereafter arise in favor of Landlord). The waiver and negation contained herein shall not waive, negate or otherwise affect any unsecured claim Landlord may have.

33.  QUIET ENJOYMENT

     Landlord represents and warrants that it has good and indefeasible fee simple title to the Property and the full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Leased Premises for the term hereof without hinderance or molestation from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance; provided, however, Landlord shall use its best efforts to control other

                                    --25--
tenants and third persons so as to not disturb Tenant's quiet enjoyment of the Leased Premises.

34.  LIMITATION OF LANDLORD'6 LIABILITY

     Any liability of Landlord hereunder shall be enforceable only for and out of the interest of Landlord in the Building. Anything to the contrary contained in this Lease notwithstanding, there shall in no event be any personal or derivative liability, with respect to, arising from or related in any manner to the terms, covenants, conditions and provisions of this Lease or their application, sought or endorsed against any persons, firms or other entities who constitute the partners of Landlord, and Tenant hereby exculpates each individual person and all general and limited partners of Landlord from any and all liability arising from or relating to this Lease and its provisions or from Landlord's status as such hereunder. Tenant shall, subject to the rights of any ground lessor, mortgagee or holder of any security interest, look solely to the interest of Landlord, its successors and assigns, in the Building for the satisfaction of each and every remedy, if any, of Tenant as against Landlord herein, including default by Landlord hereunder, and shall in no event have or seek such satisfaction out of the separate assets of, or from, any individual person or partner of Landlord.

35.  DISCLAIMER OF CREATION OF PARTNERSHIP OR JOINT VENTURE

     This Lease shall not be deemed to create or constitute a partnership or joint venture of and between Landlord and Tenant for any purpose; nor is Landlord to be deemed for any purpose a master, servant, employer, employee, principal or agent of Tenant.

36.  LEASE EFFECTIVE DATE

     Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and is not effective as a lease or otherwise until execution by both Landlord and Tenant.

37.  RULES AND REGULATIONS

     Tenant shall faithfully observe and comply with the Rules and Regulations printed on Exhibit "E" annexed to this Lease and all reasonable additions thereto as are from time to time now or hereafter at any time put into effect by Landlord; provided, however, any modifications or additions to the rules and regulations which affect issues of liability (as opposed to rules and regulations which are promulgated for the purpose of improving the enjoyment of the Building by its various tenants) shall require Tenant's written consent, which consent shall not be unreasonably withheld or delayed. In the event of a conflict between the provisions of this Lease and the Building Rules, the provisions of this Lease shall control. Landlord shall not enforce the Building Rules with respect to Tenant in a manner that is more restrictive than Landlord's enforcement of such Building Rules as to any other tenant of the Building.

38.  NO BROKERS

     Tenant and Landlord each represent and warrant to the other that, except for American Resurgens Management Corp. and The Amend Group, no broker, agent, commission salesman or other person has represented either of them in the negotiations for and procurement of this Lease and that, except for the commission payable to the said brokers, no commission, fee or compensation of any kind is due and payable in connection herewith to any person or entity. Tenant and Landlord hereby acknowledge and agree that the commission payable to the said brokers in connection with this Lease is the sole responsibility of Landlord, and that said commission shall be paid by Landlord to the said brokers in accordance with the terms of a separate agreement.

                                    --26--

39.  RECORDING

     Neither this Lease, nor any memorandum hereof, shall be recorded by either Landlord or Tenant without the prior written consent of the other party.

40.  MISCELLANEOUS

     (a) The Paragraph numbers and Paragraph headings herein, and designation of subparagraphs, are for convenience of reference only and shall in no way define, increase, limit, or describe the scope or intent of any provision of this Lease, which shall be construed without reference thereto.

     (b) If this Lease is signed by more than one person, or if Tenant is a partnership, joint venture, or other business organization the members of which are subject to personal liability, the obligations and liability of each such person or member hereunder shall be joint and several.

     (c) The term "Landlord" in this Lease shall include Landlord and its successors and assigns.

     (d) The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine, feminine or neuter genders, the singular or plural number, individuals, firms or corporations, and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof.

     (e) Time is of the essence of this Lease and each and all of its provisions.

     (f) This Lease shall in all respects be governed by and construed under the laws of the State of Texas.

     (g) Except as expressly set forth in this Lease or provided by law, Tenant shall have no right to hold back, offset or otherwise fail to pay any rent, including additional rent due or any other charges assessed under any provision of this Lease, for or on account of any claim or counterclaim alleged against Landlord, save and except pursuant to an order issued with prior notice to Landlord and after a hearing by a court of record of competent jurisdiction in the State of Texas.

     (h) This Lease, together with its Exhibits and riders, if any, contains all the agreements of the parties hereto and supersedes any previous negotiations or agreements, whether oral or written. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its Exhibits and riders, if any.

     (i) This Lease may not be modified except by a written instrument executed by all the parties hereto or their successors and assigns.

     (j) All obligations of Tenant and Landlord hereunder not fully performed as of the expiration or earlier termination of the Lease Term shall survive the expiration or earlier termination of the Lease Term.

     (k) If, for any reason whatsoever, any clause, phrase, provision or portion of this Lease, or the application thereof to any person or circumstance, shall be or become invalid, unenforceable or ineffective, such event shall not affect, impair or render invalid, unenforceable or ineffective the remainder of this Lease or any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances. It is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision or portion of this Lease that is or may become invalid,

                                    --27--
unenforceable or ineffective, there be added as a part of this Lease a clause, phrase, provision or portion as like and similar in terms to such invalid, unenforceable or ineffective clause, phrase, provision or portion as may be valid, enforceable and effective.

     (l) Whenever a period of time is herein prescribed for action to be taken by Landlord (other than the payment of money to Tenant), Landlord shall not be liable or responsible for, and there shall be deducted from the computation for any such period of time, any period for delays due to causes of any kind whatsoever including without limitation, acts or events of force majeure, which are beyond the control of Landlord. The period for performance of any such delayed action by Landlord shall be extended for a period equivalent to the period of such delay. Likewise, whenever a period of time is herein prescribed for action to be taken by Tenant (other than the payment of money to Landlord), Tenant shall not be liable or responsible for, and there shall be deducted from the computation for any such period of time, any period for delays due to causes of any kind whatsoever including without limitation, acts or events of force majeure, which are beyond the control of Tenant. The period for performance of any such delayed action by Tenant shall be extended for a period equivalent to the period of such delay.

     (m) Notwithstanding any other provisions of this Lease to the contrary, if the commencement date hereof shall not have occurred before the twentieth (20th) anniversary of the date hereof, this Lease shall be null and void and neither party shall have any liability or obligation to the other hereunder. The purpose and intent of this provision is to avoid the application of the Rule Against Perpetuities to this Lease.

     (n) To the best of Landlord's knowledge, the Building and Leased Premises are free from and have never contained asbestos or any Hazardous Material (hereinafter defined). Neither Landlord nor Tenant shall cause any Hazardous Materials to be used, generated, treated, installed, stored or disposed of in, on, under or about the Building except to the extent consistent with the customary and reasonable business practice of office tenants provided (a) such Hazardous Materials do not endanger the health of any person on or about the Leased Premises or the Building and (b) Tenant or Landlord, as the case may be, complies with all legal requirements applicable to such Hazardous Materials. It is hereby agreed that the following shall be considered "customary and reasonable business practices" within the meaning of the previous sentence: (i) possession and use of copy machines and machines used to electronically accept written data which utilize small amounts of chemicals which may be included in the definition of Hazardous Materials; (ii) use of reproduction, blueprint and photographic facilities in the Leased Premises that utilize chemicals which may be included within the definition of Hazardous Materials. "Hazardous Materials" means any flammables, explosives, radioactive materials, asbestos-containing materials, the group of organic compounds known as polychlorinated biphenyls and any other hazardous, toxic or dangerous waste, substance or materials defined as such in (or for purposes of) the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, the Resources Conservation and Recovery Act of 1976, the Toxic Substance Control Act or any so called "Superfund" or "Superlien" law or any other legal requirement from time to time in effect regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material.

41.  RENEWAL OR TERMINATION OPTIONS

     (a) Renewal Options. Tenant shall have the right to renew this Lease with respect to all space then leased by Tenant for two (2) additional five (5) year periods. The rate on renewal shall be ninety-five percent (95%) of the prevailing market rate, as defined below, in effect as of the date on which Landlord is

                                    --28--
required to make the determination of prevailing market rent (the "Rent Determination Date"); provided, however, if, at the time Landlord is required to notify Tenant of the prevailing market rate, as provided below, Landlord has elected to not lease any space in the Building due to unfavorable market conditions (and Landlord has committed to continue such non-leasing for six (6) months from the date of such notice), then the rate on renewal shall be equal to the rate then being charged Tenant under this Lease, and Landlord will so state that in Landlord's notice. For the purposes of this Lease, "prevailing market rate" shall mean the rate at which a willing landlord and a willing tenant would agree to lease comparable space in a comparable office building in the Westchase area of Houston, Texas, as of the Rent Determination Date, taking into account all relevant factors with respect to the Renewal Term, including length of term, tenant creditworthiness, size of the premises, extent of leasehold improvements, the basis for tenant payment of taxes, operating expenses, electricity, and parking, allowances (including the $3.00 refurbishment allowance to be provided by Landlord), and other factors affecting rent in the market. For purposes of this Lease, the "Westchase area of Houston" shall be deemed to be the area situated within the following boundaries: Westpark Drive (to the South), South Gessner Road (to the East), Westheimer Road (to the North), and Wilcrest Drive (to the West).

     At least three hundred (300) days before the end of the Primary Term or the first Renewal Term, as applicable, Landlord shall notify Tenant in writing of its good faith estimate of the prevailing market rate at that time. If Tenant agrees with Landlord's estimate of the prevailing market rate, or if Landlord and Tenant reach an agreement that a different figure more accurately reflects the prevailing market rate, they shall execute an agreement specifying the prevailing market rate on which they have so agreed, and that figure shall be the "Agreed Rata." The Rent for each month of the applicable Renewal Term shall equal one twelfth (1/12th) of the product of the then Net Rentable Area of the Leased Premises (including expansion premises added to the Leased Premises) times a rate per annum equal to the Agreed Rate. If a written agreement on the Agreed Rate has not been so executed at least two hundred seventy (270) days before the end of the Primary Term or first Renewal Term, as applicable, then Tenant may require appraisals to determine the Appraised Rate in the manner described in the following paragraph by giving written notice to Landlord on or before such 270th day.

     Within ten (10) days after Tenant notifies Landlord that it is requiring appraisals, each party at its cost and by giving notice to the other party, shall appoint an MAI-certified real estate appraiser with at least five (5) years' experience appraising similar commercial properties in the city in which the Property is located to appraise the prevailing market rate at that time. If either party fails to appoint an appraiser within the allotted time, the single appraiser appointed by the other party shall be the sole appraiser. If an appraiser is appointed by each party and the appraisers so appointed are unable to agree upon the prevailing market rate within twenty (20) days after the appointment of the second, the two appraisers shall appoint a third similarly qualified appraiser within ten (10) days after the expiration of that 20-day period. The third appraiser shall be a person who has not previously been employed by Tenant or Landlord in any capacity. The third appraiser shall complete his appraisal within twenty (20) days after appointment. The prevailing market rate determined by a majority of the three appraisers shall be the "Appraised Rate." If a majority are unable to agree within the allotted time, the two appraisals of prevailing market rate that are nearest to one another in amount shall be added together and divided by two
(2), and the resulting quotient shall be Appraised Rate. Tenant shall pay the fees of the appraiser it appoints, Landlord shall pay the fees of the appraiser it appoints, and the fees of any third appraiser shall be paid equally by Landlord and Tenant.

                                    --29--

     Each Renewal Option shall be exercised, if at all, by Tenant's delivery of written notice of exercise to Landlord not less than one hundred eighty (180) days prior to the end of the Primary Term or first Renewal Term, as applicable. If any Renewal Option is not so exercised, it and all subsequent Renewal Options shall lapse. If Tenant does exercise a Renewal Option, the Lease Term shall be renewed and extended for the applicable Renewal Term under exactly the same provisions (including payments of Tenant's Proportionate Share of Excess Operating Expenses [with a Base Year equal to the year in which the Renewal Term commences], parking rights, and options and rights under other paragraphs of this Lease) as were in effect under this Lease at the end of the immediately proceeding Primary Term or Renewal Term, as the case may be, except that (a) the Rent per month and parking charges shall be the amount calculated pursuant to this Paragraph, and (b) there shall be no additional renewal options other than any then unexercised renewal options specified in this Paragraph.

     Upon Tenant's exercise of a Renewal Option, Landlord shall provide Tenant a refurbishment allowance of up to $3.00 per square foot of Net Rentable Area for paint, carpet, wall relocation and other refurbishment in the Leased Premises. The refurbishing of the Leased Premises shall be governed by those provisions of this Lease dealing with Alterations. Tenant shall provide Landlord with written invoices for refurbishment work performed and/or materials ordered and Landlord will cause such invoices (up to the amount of the' refurbishment allowance ) to be paid within ten. (10) days after receipt thereof. Any refurbishment work costing in excess of the refurbishment allowance shall be paid for by Tenant directly.

     (b) Termination Option and security Account. Tenant shall have the option to terminate this Lease on completion of the first five years thereof from the Commencement Date provided Landlord has received written notice of Tenant's election to exercise this option at least nine (9) months prior to the proposed termination date and a termination fee of $805,189.96 has been received by Landlord by the proposed termination date, a portion of which fee shall have been prepaid by Tenant and held by Landlord in a Security Account (herein so called), whether the option is exercised or not, according to the following:

          (i) Each month during the first five (5) years of the Lease, payable on the dates and in the manner as rental or additional rental payments are to be made hereunder, Tenant will pay to Landlord the sum of $10,112.68, such funds to be held in the Security Account.

          (ii) If the termination option is exercised by Tenant as provided above, Tenant shall at or before the proposed termination date, pay to Landlord the additional lump sum payment of $198,429.00 and any additional amounts necessary to make the total amount held in the Security Account equal the total termination fee of $805,189.96.

          (iii) If the option to terminate is not exercised by Tenant as described above and provided Tenant is not otherwise in default under this Lease (beyond any applicable cure periods), Landlord will pay Tenant the sum of $10,112.68 from the Security Account balance each month during the remainder of the Primary Term commencing with the first day of the sixty-first (61st) month thereof. Landlord agrees to pay Tenant interest on the funds so held during the Primary Term on an annual basis, payable on each anniversary of the Commencement Date, at a rate per annum in effect on the anniversary date for one (1) year U.S. Treasury bills, based on the funds in the account for each month of the preceding year. Notwithstanding any other provisions of this Lease to the contrary, if, on any such anniversary date during the first five (5) years of the Primary Term, such interest has not been paid by Landlord, then, after ten (10) days written notice to Landlord by

                                    --30--

     Tenant, Tenant has the right to offset the amount of such interest so payable against any rental payments to become due. During the sixth to tenth years of the Primary Term, Tenant shall have such right of offset, under the conditions described above, not only with respect to the annual interest amount so due and payable but also with respect to the amount payable monthly of $10,112.68.

          (iv) Landlord shall have no obligation to hold such funds in a separate account nor any obligation to segregate such funds, which may be comingled with any other funds held by Landlord in any account. Landlord shall have a security interest in the Security Account securing Landlord's advances to Tenant of funds for Tenant's Leasehold Improvements. Landlord shall have all of the rights and remedies of a secured party under the Texas Business and Commerce Code, and upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the Security Account.

42.  SPECIAL CONDITIONS

     (a) Option to Lease Additional Space. At any time during the first twelve
(12) months of the Primary Term, Tenant shall have the option to rent up to an additional 20,000 square feet of available rentable space in the Building. This option shall be expressly conditioned upon Landlord having available space in the Building, and this Paragraph shall not require Landlord to keep any amount of space available for Tenant's expansion. Tenant may exercise this option only if Tenant is in possession and occupancy of the Leased Premises and is not in default under the terms of this Lease (beyond any applicable cure period). This option shall be exercised, if at all, in the following manner and subject to the following conditions:

          (i) Tenant shall notify Landlord of its intention to exercise the option granted by this section in writing within the first twelve (12) months of the Primary Term. Rent for the additional space shall commence on the actual occupancy date (but in no event later than 60 days after Landlord has given Tenant access to the unoccupied additional space for purposes of Tenant constructing its leasehold improvements), and shall be calculated based on the square footage of net useable area of additional space Tenant has notified Landlord it wishes to rent pursuant to this provision, in the same manner in which the Monthly Rental stipulated in Paragraph 3(a) was calculated. The additional net useable area and rental shall be stipulated to by Landlord and Tenant prior to occupancy of the additional space by Tenant.

          (ii) If Tenant exercises the option granted by this article, Landlord will use reasonable diligence to make the additional space available to Tenant no later than sixty (60) days after notification of Tenant's intent to exercise the option. Any failure to deliver possession within this time period shall not invalidate this Lease or the exercise of this option or extend the Lease Term provided Landlord has taken all reasonable steps necessary to deliver possession of the additional area by the required date, and provided Landlord has not acquiesced, consented to, or otherwise authorized any action that would in any way delay or interfere with Landlord's ability to deliver possession of the space by such date, but Rent for the additional space shall not commence until Landlord is able to deliver exclusive possession of the space to Tenant and Tenant has commenced occupancy of the space; provided, however, in any event the Rent shall commence not more than 60 days after Landlord has delivered to Tenant access to the unoccupied additional space for purposes of Tenant constructing its leasehold improvements. Any space leased pursuant to this Paragraph shall be leased under the same terms and

                                    --31--
     conditions provided for in this Lease (including, by way of example and not limitation, Rent, expiration of Lease Term, and construction of leasehold improvements, i.e., Tenant, not Landlord, shall be responsible for constructing any improvements in the additional space), except that the original allowances for tenant improvement, interior architecture, construction management, relocation, and engineering fees shall be prorated to reflect the remaining Primary Term. Furthermore, the amount of the termination fee and monthly payments by Tenant to the Security Account as provided in Paragraph 41(b) shall be adjusted to reflect any additional space added to the Leased Premises.

     (b) Right of First Offer. If at any time after the first twelve (12) months of the Lease Term Landlord intends to make available for lease to one or more third parties any space in the Building that, as of the Commencement Date of this Lease, is occupied by another tenant, Landlord shall give written notice to Tenant of Landlord's intent (the space Landlord so intends to lease being herein called the "Available Space") and the date such space is expected to be available for delivery to a tenant. After receipt of such notice from Landlord and provided an Event of Default has not occurred or, if an Event of Default has occurred, that it is not then in existence, Tenant shall have the right (the "Right of First Offer"), exercisable at any time within thirty (30) days after receipt of said notice, to lease the Available Space; provided, however, during such 30-day period Landlord may continue to have non-binding discussions with any prospective tenant for such space. If the Tenant elects to exercise the Right of First Offer, it shall, prior to the end of said 30-day period, deliver notice of such exercise to Landlord, and Landlord shall agree to negotiate with Tenant in good faith during this 30-day period to arrive at a mutually acceptable rent for the Available Space. Any space leased pursuant to any Right of First Offer shall be under the same terms and conditions provided for in this Lease, except that the Rent, improvement allowance, parking rights, and other cash inducements shall be at the rate agreed to by Landlord and Tenant. The term of Tenant's leasing of the Available Space shall end concurrently with the Lease Term. Any renewal option pursuant to this Lease shall apply to the Available Space just as if they were originally part of the Leased Premises.

     (c) Refurbishing Allowance. Provided Tenant has not exercised its option to terminate, Landlord shall provide to Tenant, as a refurbishment allowance, an amount up to $3.00 per square foot of the Net Rentable Area under this Lease as of the fifth (5th) anniversary date of the commencement of this Lease, whether for the Leased Premises originally leased or for any expansion area. Tenant shall be entitled to use said amount for paint, carpet, wall relocation and other refurbishment. The refurbishing of the Leased Premises shall be governed by those provisions of this Lease dealing with Alterations. Tenant shall provide Landlord with written invoices for refurbishment work performed and/or materials ordered and Landlord will cause such invoices to be paid within thirty (30) days after receipt thereof.

     (d) Corporate Identity. Subject to Westchase, City of Houston, or other covenants and conditions as to which Landlord is obligated, Landlord will provide, at Tenant's sole cost and expense, an exterior monument sign identifying Tenant as an occupant of the Building. The size, design and location of the monument sign shall be subject to the mutual agreement of Landlord and Tenant. Tenant shall have the exclusive right to use the monument sign. Tenant may utilize a portion of the tenant improvement allowance described in the Leased Premises Improvement Agreement to pay for the monument sign. No signs may be placed on the exterior of the Building and/or on the Land that Tenant reasonably considers to identify a competitor of Tenant. Also, no signs may be placed on the exterior of the Building and/or on the Land that would unreasonably impair the visibility or aesthetic qualities of Tenant's monument sign. On floors

                                    --32--
leased entirely by Tenant, Tenant may place whatever signs Tenant wishes on entrance doors and in hallways or elevator lobbies. On floors partially leased by Tenant, Tenant may place signs that are reasonably acceptable to Landlord on entrance doors to the Leased Premises, and Landlord shall place directional signs to the Leased Premises at locations in hallways and elevator lobbies reasonably acceptable to Tenant.

     (e) Access to Leased Premises. Tenant will have constant and continual access to the Leased Premises, Building, and parking facilities, without exception during the Lease Term or any extensions and to the Leased Premises during the construction process, whether of the original or any expansion area, to perform such move related activities and installation as Tenant may deem necessary.

     (f) Compliance with the Americans With Disabilities Act. Notwithstanding any other provision of this lease, both Landlord and Tenant intend full compliance with the current provisions of the Americans With Disabilities Act. Notwithstanding anything contained herein to the contrary, Landlord covenants to comply with and be solely responsible for (and Tenant shall have no responsibility for) the removal of architectural barriers and communication barriers in the Property that are structural in nature, the removal of non-structural barriers in the Common Areas of the Property, the providing of auxiliary aids and services in the Common Areas, and the modification of policies, practices and procedures applicable to the Building and Property in order to avoid discriminating against individuals with disabilities as required under the Americans with Disabilities Act (the "ADA"); provided, however, Tenant shall, at its sole expense, be responsible for compliance with the ADA with respect to the design and construction of the Leasehold Improvements (but Landlord shall be solely responsible for such things as elevators, restrooms, drinking fountains, stairwells and the like which, if they were located on multi-tenant floors, would be considered "Common Areas"). Each party agrees to indemnify and hold harmless the other party for the above-described obligations.

     (g) Relocation Allowance. Landlord shall provide Tenant with a relocation allowance up to $1.00 per square foot of Net Rentable Area leased by Tenant in the Building. Tenant's relocation costs shall include all of Tenant's actual costs of relocating its business operations to the Building, including but not limited to, the costs of Tenant's moving expenses including moving of furniture, computers, phone equipment, copiers, files, and any other move related expenses, up to the allowable limit. Following occupancy and within thirty (30) days following Tenant's submission to Landlord of approved invoices, Landlord shall reimburse Tenant's relocation expenses, up to the allowable limit.

     (h) Covenant o$ Reasonableness. Whenever it is necessary under the terms of this Lease for either party to obtain the consent or approval of the other, such consent or approval shall not be unreasonably withheld or delayed. Landlord and Tenant agree to act reasonably and not in an arbitrary or capricious manner in performing their respective obligations and in enforcing their respective rights under this Lease.

     (i) Arbitration. Either Landlord or Tenant may require that any dispute under this Lease be submitted to arbitration pursuant to this paragraph (even if not specifically provided for in the provisions of this Lease). All arbitrations shall occur at a location in Houston, Texas chosen by the arbitrators and shall be conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association (or any successor organization, or if no such successor organization exists, then from an organization composed of persons of similar professional qualifications). The fees and expenses of arbitration under this shall be apportioned to Landlord and Tenant in such a manner as decided by the arbitrators.

                                    --33--

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written, each warranting to the other that he has the authority to do so and the capacity to bind the respective entities identified as Landlord and Tenant hereunder.

                                   LANDLORD:
                                   ---------

                         HOUSTON GROWTH ASSOCIATES, an
                         Ohio Limited Partnership


                         By: /s/ James L. McMahan
                            ------------------------------
                             James L. McMahan,
                             General Partner

                       DOUGLAS J. TOLLETT, Individually

                       By: /s/ Douglas J. Tollett
                          --------------------------------
                               Douglas J. Tollett

                       TENANT:
                       -------

                       IMSL,  INC., a Texas corporation
                       d/b/a  VISUAL NUMERICS, INC.

                       By: /s/ Robert F. Strosser
                          --------------------------------
                       Name:
                            ------------------------------
                       Title:
                             -----------------------------
                                  LIENHOLDER:
                                  -----------

                       RESURGENS PLAZA SOUTH ASSOCIATES, L.P., a Georgia Limited Partnership

                       By:  RESURGENS PLAZA SOUTH, LTD., a Georgia limited
                          partnership, its sole general partner

                           By: RESURGENS PLAZA-AHE, INC.,
                               a Georgia corporation,
                               its sole general partner
                               By: /s/ James L. McMahan
                                  -----------------------------
                                   James L. McMahan, President

                                    --34--

                        EXHIBIT "B" DESCRIPTION OF LAND
                                    -------------------
Richpark Associates                     George L. Bellows Survey
5.4296 Acres (236,513 Square Feet)      Abstract No. 3
Parcel '!A"                             C. Ennis Survey
                                        Abstract No. 253

THE STATE OF TEXAS:

COUNTY OF HARRIS:

FIELDNOTE DESCRIPTION of a parcel of land containing 5.4296 acres being part of Block 14, Reserve "N", Westchase Subdivision, Section 7, as recorded in Volume 237, Page 140, of the Map Records of Harris County, Texas; said 5.4296 acres of land being more fully described by mates and bounds as follows:

     COMMENCING at the intersection of the extended Northerly right-of-way line of Richmond Avenue (100.00 feet in width), with the extended Easterly right-of-way line of Briarpark Drive (80.00 feet in width);

     THENCE, North 02' 40' 44" Nest, along the extended Easterly right-of-way line of said Briarpark Drive, a distance of 26.75 feet to a 5/8-inch iron rod found for corner and the POINT OF BEGINNING of the herein described
     5.4296 acre tract;

     THENCE, North 02' 40' 44" West, continuing along the said Easterly right-of-way line, a distance of 393.57 feet to a, 5/8-inch iron rod found for corner;

     THENCE, North 87' 19' 16" East, leaving the said Easterly. right-of-way line, a distance of 114.50 feet to a 5/8-inch iron rod found for corner;

     THENCE, North 02' 40' 44" West, a distance of 18.00 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 87' 19' 16" East, a distance of 44.00 feet to a 5/B-inch iron rod set for corner;

     THENCE, North 42' 19' 16" East. a distance of 28.28 feet to a 5/8-inch iron rod set for corner;

     THENCE, North 02' 40' 44" West, a distance of 139.90 feet to a 5/8-inch iron rod found for corner;

     THENCE, North 87' 19' 16" East, a distance of 271.50 feet to a 5/8-inch iron rod found for corner;

     THENCE, South 02' 40' 44" East, a distance of 590.49 feet to a 5/8-inch iron rod found for corner in the Northerly right-of-way line of aforementioned Richmond Avenue said point being in a curve to the left;

     THENCE, along the said Northerly right-of-way line with said curve to the left, subtending a central angle of 05' 46' 34", having a radius of 4,202.01 feet (long chord bears S 86' 31' 05" W, 423.43'), for an arc distance of 423.61 feet to a 5/8-inch iron rod found for corner and the point of terminus of said curve, said point being the point of curvature of a curve to the right;

     THENCE, along said curve to the right, subtending a central angle of 93(degrees) 41' 28", having a radius of 25.00 feet (long chord bears N 49(degrees) 31' 28" W, 36.48'), for an arc distance of 40.88 feet to the point of tangency of said curve and the POINT OF BEGINNING; CONTAINING within these metes and bounds 5.4296 acres (236,513 square feet) of land area, more or less.

                                    --36--

                                  EXHIBIT "C"

                     LEASED PREMISES IMPROVEMENT AGREEMENT
                     -------------------------------------

     INTRODUCTION

     In consideration of Tenant's execution of the Lease to which this Agreement forms an Exhibit, and for the mutual considerations hereinafter recited, Landlord and Tenant agree as follows:

  Design and construction of all improvements in the Leased Premises (the "Leasehold Improvements") shall be overseen and managed by The Amend Group Construction Management Division, which has been retained by Tenant. Any change in construction manager must be explicitly approved by Landlord. Tenant has selected, and Landlord has approved, Design Group Houston, as the interior architects, and Day, Brown, Rice, Inc., as the MEP engineers. Tenant shall be solely responsible for compensating the aforementioned architects and engineers for their services, and Tenant agrees to hold Landlord harmless from any and all claims of these or other of Tenant's consultants in conjunction herewith and to be directly responsible for payment thereto for their services; provided, however, Tenant's architects and engineers shall be paid by Landlord from Tenant's interior architectural services allowance, as provided below.

     SECTION 43. - ARCHITECTURAL SERVICES

     (&) PLANS

  Tenant, subject to Landlord's allowance, not to exceed $1.50 per rentable square foot, for interior architectural and engineering services and through its designated architects and engineers, shall prepare plans and specifications for the Leased Premises (including, possibly, modifications to the Building's Common Areas to accommodate Tenant's use and enjoyment of the Leased Premises) which shall be subject to Landlord's review as follows:

     (i) Detailed architectural drawings and specifications for Tenant's partition plan, reflected ceiling plan, power, communication, and telephone plan (location of data and telephone outlets with pull boxes only), electrical outlets, finish plan, elevations, details and sections, including relocation of computer flooring and air conditioning units of Landlord presently located on the third floor of the Building, to the Leased Premises;

     (ii) Mechanical, electrical, plumbing and lighting plans and specifications where necessary for installation to Base Building heating, ventilating and air conditioning systems. Tenant shall also provide the above referenced Architectural and Mechanical services with respect to completing the Leasehold Improvements;

   (iii) The architectural services allowance shall be payable by Landlord directly to Tenant's architects and engineers on a monthly basis calculated on the percentage of project completion. Tenant shall provide Landlord with written invoices for the architects and engineers and Landlord will cause such invoices to be paid within thirty (30) days after receipt thereof. Any overage may be paid from Tenant's Improvement Allowance (hereinafter defined) and any unused amount may be added to Tenant's Improvement

                                    --37--

          Allowance. Although Landlord will be paying the design professionals directly, Landlord shall not be responsible for the quality of the services provided by the design professionals.

     (B) SCHEDULE

  The parties acknowledge and agree that the Commencement Date is a date certain (i.e., June 15, 1993), and, therefore, time is of the essence in completing the Leased Premises. Accordingly, Landlord agrees to fully cooperate with and assist Tenant in Tenant's efforts to design and construct the Leasehold Improvements in a timely manner, and Landlord and Tenant hereby agree that the following schedule shall be strictly adhered to with respect to the design and development of plans and specifications and the ultimate construction of the Leasehold
Improvements:

     (i) Within five (5) business days after receipt of the final plans and specifications from Tenant, Landlord shall deliver to Tenant a written list of any suggested changes. Any suggested changes will be reasonably specific and will be accompanied by a statement of the specific reasons for the suggested change. Landlord will suggest changes only to the extent necessary to comply with public and private legal requirements, including building codes, zoning, and private covenants applicable to the Property generally, and with the specifications and standards of the Building relating to: a. Mechanical, electrical, and plumbing systems; b. floor loading; and c. heating, ventilating, and air conditioning. However, Landlord's failure to suggest a change shall not be deemed as a representation or warranty that the final plans and specifications comply with the standards set forth in the preceding sentence. It is understood and agreed that no Landlord approval is required of the plans and specifications.

     (ii) Upon completion of the plans and specifications, Tenant's Construction Manager shall obtain a minimum of 5 competitive bids from among five contractors mutually acceptable to Landlord and Tenant. Landlord and Tenant agree that the following five contractors are mutually acceptable: (1) D.E. Harvey Builders; (2) The Maxwell Company; (3) Innerspace; (4) Southwest Tenant; and (5) Bell-Mann Construction. Unless mutually agreed by Landlord and Tenant, there will be no specified subcontractor. Tenant shall select the contractor (the "General Contractor") from the list of contractors, and the contractor chosen may or may not be the lowest bidder. Landlord shall promptly enter into a Construction Contract (herein so called) with the General Contractor, and the General Contractor shall immediately commence construction of the Leasehold Improvements to be installed in the Leased Premises. The Construction Contract shall: (i) Provide for a price equal to the cost of the work plus a fee, not to exceed a guaranteed maximum price; (ii) require insurance coverage in amounts and types mutually and reasonably acceptable to Landlord and Tenant; (iii) provide for a schedule and sequence of construction activities and completion reasonably acceptable to Tenant; and (iv) otherwise be in a form mutually and reasonably acceptable to Landlord and Tenant. If the guaranteed maximum price of the Construction Contract exceeds Tenant's Improvement Allowance, then Tenant shall pay Landlord such excess within thirty (30) days after the date the Construction Contract is entered into.

                                    --38--

     (c)  PAYMENT OF COSTS

     (i) Landlord will provide an allowance of up to $14.66 per rentable square foot ("Tenant's Improvement Allowance") for interior construction, inclusive of $.75 per rentable square foot for the construction management fee described below. Any unused portion of the Tenant's Improvement Allowance, up to $2.66 per square foot, can be set off against Rent during the first three months of the Lease Term. Without cost to Tenant or warranty from Landlord, Tenant may use computer flooring and air conditioning units of Landlord presently located on the third floor of the 9990 North Building, to be relocated to the Leased Premises, but with the expense of relocation attributable to the allowances, if available. Tenant may use as many of the unused air conditioning units as it shall reasonably require for the Leased Premises, but no more than the number reasonably required.

    (ii) Within thirty (30) days after the Commencement Date, Tenant shall furnish Landlord a final accounting of all Tenant's construction costs. Prior to the final accounting, Tenant shall be entitled to submit final requests for the disbursement of any allowances, and the final accounting shall take such final allowance disbursements into account. If Tenant's construction costs in the aggregate are less than the sum of (i) Tenant's Improvement Allowance, plus (ii) any then undisbursed balance of any other allowances in the aggregate, then the amount of the savings (to the extent of $2.66 per square foot of Net Rentable Area) shall be applied as a credit against the first three months' installments of the Rent.

   (iii) As to any allowance herein provided for, Landlord retains the right to review plans, work done, or invoices to determine the nature and the cost of work or activities for which allowances have been provided.

    (iv) Should Tenant, subsequent to commencement of construction of the Leasehold Improvements, modify the plans and specifications in any way, Tenant shall pay all additional costs thereby incurred including but not limited to any additional architectural and/or engineering fees, but only to the extent such changes cause the cost of the Leasehold Improvements to exceed Tenant's Improvement Allowance. Tenant shall reimburse Landlord for all such additional costs incurred within thirty (30) days of invoice.

     (v) Landlord shall provide Tenant with a construction management allowance of $1.50 per rentable square foot, $.75 of which amount is included in Tenant's

          Improvement Allowance. This allowance shall be payable by Landlord directly to The Amend Group on a monthly basis calculated on the percentage of project completion. The Amend Group shall provide Landlord with written invoices for the construction management services and Landlord will cause such invoices to be paid within thirty (30) days after receipt thereof.

SECTION 44. - GENERAL PROVISIONS

     (a) Tenant's Improvement Allowance shall be applied by Landlord to the payment of Tenant's construction costs if, as, and when Tenant's construction costs are actually incurred and paid by

                                    --39--

Landlord. Landlord shall maintain and make available to Tenant accurate records of any and all such disbursements, along with draw requests signed by the contractor(s) and other bills or invoices establishing that any disbursement was in fact made to pay Tenant's construction costs and only Tenant's construction costs. Tenant or Tenant's Construction Manager must approve any draw request before paid. Tenant will hold Landlord harmless from any contract claims made by the General Contractor on account of Tenant's unwillingness to approve a draw request.

     (b) Tenant's construction costs shall exclude any construction management fees or other overhead charges of Landlord or any affiliate of Landlord, or any other costs and expenses of Landlord not specifically listed in this Exhibit.

     (c) Tenant hereby assigns to Landlord all rights and claims against any architect or engineer employed by Tenant in connection with the design of the Leasehold Improvements for contractual defaults, errors or omissions by such parties, but Tenant shall have no liability to Landlord for any such defaults, and errors or omissions by such parties. Likewise, Landlord hereby assigns to Tenant all rights and claims against any contractor employed by Landlord in connection with the construction of the Leasehold Improvements for contractual defaults, and errors or omissions by such parties, but Landlord shall have no liability to Tenant for any such defaults, errors or omissions by such parties.

     (d) Tenant shall furnish Landlord with a written list of Tenant's authorized construction representatives for the Leasehold Improvements. Only the authorized construction representatives on that list are authorized to sign any change order, disbursement request for any allowance, receipt, draw request approval, or other document on behalf of Tenant related to the Leasehold Improvements, and without the signature of such an authorized construction representative, no such document shall be binding upon Tenant. Tenant may from time to time change or add to the list of authorized construction representatives by giving Landlord written notice of the addition or change.

                                    --40--

                                  EXHIBIT "D"

                             ESTOPPEL CERTIFICATE
                             --------------------

[Date]

[Lender's Name]

Gentlemen:

The undersigned, as Tenant under that certain lease (the "Lease" dated ______________, 19___, made with_______________________, as Landlord (the
"Landlord"), does hereby agree and certify:

          1. That the copy of the Lease attached hereto as Exhibit "A" is a true and complete copy of the Lease, and there are no amendments, modifications or extensions of or to the Lease except as set forth immediately, below:

          2. That the term of the Lease commenced or began on __________, 19__, and the Lease is now in full force and effect.

          3. That its leased premises at the above location have been completed in accordance with the terms of the Lease, that it has accepted possession of said premises, that it now occupies the same and that Tenant is paying full lease rental.

          4. That it began paying rent on ______________, 19__, and that, save only as may be required by the terms of the Lease, no rental has been paid in advance, nor has the undersigned deposited any sums with the Landlord as security except for the amounts described in Paragraph 41(b) of the Lease and except as set forth immediately below:

          5. That, to the best of the undersigned's actual knowledge: (a) there exist no defenses or offsets to enforcement of the Lease by the Landlord;
     (b) the Landlord is not, as of the date hereof, in default in the performance of the Lease; and (c) the Landlord has not committed any breach thereof, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default or breach by the Landlord.

     The undersigned acknowledges that you are relying on the above representations of the undersigned in (advancing funds to purchase the existing first mortgage loan covering the building in which the leased premises are located)/(purchasing the building in which the leased premises are located) and does hereby warrant and affirm to and for your benefit, and that of your successors and assigns, that, to the best of the undersigned's actual knowledge, each of

                                    --41--
the foregoing representations is true, correct and complete in all material respects as of the date hereof.

                                            TENANT:
                                            -------

DATED:                            By:
                                  Name:
                                  Title:






                                     --42--

                                  EXHIBIT "E"

                        BUILDING RULES AND REGULATIONS
                        ------------------------------

     1. Sidewalks, courts, ramps, parking facilities, loading docks and areas, driveways, delivery, drop-off and pick-up areas, bus stops, halls, passages, exits, entrances, elevators, escalators, stairways and other areas and improvements provided by Landlord for the general use of tenants, their employees, visitors, invitees and licensees, shall not be obstructed by Tenant or used by it for any purpose other than for ingress and egress from the leased premises. The halls, courts, parking facilities, loading docks and areas, driveways, delivery, drop-off and pick-up areas, passages, exits, entrances, elevators, escalators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the reasonable judgement of the Landlord, may be prejudicial to the safety, character, reputation and interests of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal or immoral activities. Tenant, and its employees, visitors, invitees or licensees of any tenant, shall not go upon the roof of the Building, except as previously authorized by Landlord.

     2. No sign, placard, picture, name, notice, decoration or advertisement visible horizontally or vertically from the exterior of leased premises shall be inscribed, painted, affixed, installed or otherwise displayed by any tenant either on its premises or any interior or exterior part of the Building without the prior written ! consent of Landlord (which consent shall not be unreasonably withheld), and only then at the sole cost and expense of Tenant. Landlord shall have the right to remove any such sign, placard, picture, name, notice, decoration or advertisement at the sole cost and expense of tenant if tenant fails to remove same within 24 hours following written notice to tenant.

          (a) If Landlord shall have given such consent to Tenant at any time, whether before or after the execution of a lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such lease, and shall be deemed to relate only to the particular sign, placard, picture, name, notice, decoration or advertisement so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, notice, decoration or advertisement.

          (b) All approved signs or lettering on doors and walls shall be printed, painted, affixed and inscribed at the sole expense of Tenant by a person previously approved in writing by Landlord, which approval shall not be unreasonably withheld.

     3. The directory of the Building will be provided exclusively for the display of the name and location of tenants only, in such manner and arrangement as may be from time to time reasonably determined by Landlord, and Landlord reserves the right to exclude any other names therefrom.

     4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on any premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. In any event with the prior written consent of Landlord, all such items shall be installed inside of Landlord's standard window covering. No articles shall be placed against glass partitions or doors which might appear unsightly from outside Tenant's premises.

                                    --43--

     5. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 7:00 a.m. and at all hours on Saturdays and Sundays (other than those hours between 8:00 a.m. and 2:00 p.m.) and at all hours on holidays all persons other than Tenant or its accompanied guests. Tenant shall be responsible for all persons whom it allows to enter the Building and shall be liable to Landlord for all acts of such persons.

          (a) Landlord shall in no case be liable for damages or for error with regard to the admission to or exclusion from the Building of any person, except to the extent such damage is caused by the negligence or willful misconduct of Landlord.

          (b) During the continuance of any invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of tenants and protection of the Building and property in the Building.

     6. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness of Tenant's premises. Landlord shall in no way be responsible to any tenant for any loss of property on the premises, however occurring, or for any damage done to the affects of any tenant by the Landlord's janitor or any other employees or any other person, unless such loss is caused by Landlord's negligence or willful misconduct.

     7. Tenant shall not accept barbering or bootblacking services in its premises except from persons authorized by Landlord.

     8. Tenant shall see that all doors of its premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before the tenant or its employees leave such premises, and that all utilities shall likewise be carefully shut off so as to prevent waste or damage, and for any default or carelessness the tenant shall make good all injuries sustained by other tenants or occupants of the Building. On multiple tenancy floors, all Tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

     9. As more specifically provided in Tenant's lease of the premises, Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's mechanical systems, and shall refrain from attempting to adjust any controls.

     10. Except for secure areas, as defined in the Lease, no additional locks or bolts of any kind shall be placed on any door in the building or the premises and no lock on any door therein shall be changed or altered in any respect. Landlord, at its cost, shall furnish one Building access card for each of Tenant's employees and, on Tenant's request and at Tenant's expense, provide additional duplicate cards. All cards shall be returned to Landlord upon the termination of this lease. Landlord may at all times keep a pass key to the premises.

     11. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever, including, but not limited to coffee grounds shall be thrown therein, and the expense of breakage, stoppage or damage resulting from the violation of this Rule shall be borne by the Tenant, if it, or its employees or invitees, shall have caused it.

                                    --44--

     12. Tenant shall not use or keep in its premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office equipment. Tenant shall use no method of heating or air-conditioning other than that supplied by Landlord.

     13. Tenant shall not use, keep or permit to be used or kept in its premises any foul or noxious gas or substance or permit or suffer such premises to be occupied or used in a manner offensive or objectionable by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds other than seeing eye dogs be brought or kept in or about any premises of the Building. Likewise, Landlord shall not permit any other tenant to use its premises or the Building in a manner unreasonably offensive or objectionable.

     14. Tenant shall not use the premises for lodging, and shall not conduct any restaurant, luncheonette, or cafeteria for the sale or service of food or beverage to its employees or others. Tenant may, however, operate a coffee bar and kitchen by and for its employees. Only microwave ovens will be permitted for cooking food.

     15. Except with the prior written consent of Landlord, which consent shall not be unreasonably withheld, Tenant shall not sell, permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets' or any other goods or merchandise in or on any premises, nor shall tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from any premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of Tenant be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, or beauty parlor, nor shall the premises of Tenant be used for any improper, immoral or objectionable purpose, or any business activity other than that specifically provided for in Tenant's lease.

     16. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instruction in their installation. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord, which consent shall not be unreasonably withheld. The location of burglar alarms, telephones, call boxes or other office equipment affixed to all premises shall be subject to the written approval of Landlord, which approval shall not be unreasonably withheld.

     17. Tenant shall not install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

     18. Tenant shall lay no linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its premises in any manner except as approved in writing by Landlord, which approval shall not be unreasonably withheld. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by

Tenant if it or its contractors, employees or invitees, shall have caused the damage.

     19. No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Building or carried upon or down the elevators except between such hours and in such elevators as shall be designated by Landlord. Landlord shall have the right to prescribe the weight, size and position of all safes, furniture, files, bookcases or other heavy

                                    --45--
equipment brought into the Building. Safes or other heavy objects shall, if reasonably considered necessary by Landlord, stand on wood strips of such thickness as reasonably determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any safe, equipment or property from any cause (except for Landlord's negligence or willful misconduct), and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

     20. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be reasonably objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed by Tenant to move such equipment in or out of the Building must be reasonably acceptable to Landlord.

     21. Tenant shall not place a load upon any floor of the premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law.

     22. There shall not be used in any space, or in the public areas of the Building, by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may reasonably approve. No other vehicles Of any kind shall be brought by Tenant into or kept in or about the premises.

     23. Tenant shall store all its trash and garbage within the interior of its premises. No materials shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in this area without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord may designate.

     24. Canvassing, soliciting, distributing of handbills or any other written material, and peddling in the Building, are prohibited and each tenant shall cooperate to prevent the same. Tenant shall not make room-to-room or telephonic solicitation of business from other tenants in the Building.

     25. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's reasonable judgement, is or may be intoxicated or under the influence of liquor or drugs or who is or may be in violation of any of the Rules and Regulations of the Building.

     26. Landlord shall have the right to prohibit any advertising by Tenant, which in Landlord's reasonable opinion, tends to impair the reputation of the Building or into desirability for offices, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising. No Tenant shall use the name of the Building in connection with or in prompting or advertising the business of said Tenant except for the purpose of identifying said Tenant's address.

     27. Tenant shall comply with all conservation, safety, fire protection and evacuation procedures and regulations established by Landlord and by any governmental agency.

     28. Tenant assumes any and all responsibility for protecting its premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the premises closed, provided, however, Landlord shall be responsible for any theft, robbery or pilferage that is caused by Landlord's negligence or willful misconduct.

                                    --46--

     29. The requirements of Tenant will be attended to only upon application at the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties except upon special instructions from Landlord, and no employees of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

     30. All wallpaper or vinyl fabric materials which any tenant may install on painted walls shall be applied with a strippable adhesive. The use of nonstrippable adhesives will cause damage to the walls when materials are removed, and repairs made necessary thereby shall be made by Landlord at Tenant's expense.

     31. To the extent required by the Lease, Tenant will refer all contractors, contractors' representatives and installation technicians rendering any service to Tenant to Landlord before performance of any contractual service. This provision shall apply to all work performed in the Building, including installations of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building. Subject to Tenant's parking rights as set forth in the Lease, Landlord reserves the right to assign parking spaces within the Building and to implement and enforce parking charges by meters or otherwise, with appropriate provisions for ticket issuance and validation.

     32. Tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical fixtures, or heating apparatus so that such accidents or defects may be attended to properly.

     33. Only workmen employed, designated or approved by Landlord (which approval shall not be unreasonably withheld) may be employed for repairs, installations, alterations, painting, material moving, and other similar work that may be done on the Premises.

     34. Tenant shall not use the Premises or permit the Premises to be used for photographs, multilith or multigraph reproductions except in connection with its own business and only with Landlord's prior approval.

     35. Landlord reserves the right to make such other and reasonable rules and regulations as in Landlord's reasonable judgement may from time to time be needed for the safety, security, care and cleanliness of the Building, and for the preservation of good order therein.

     36. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building. In the event of a conflict between the provisions of the Lease and these Rules and Regulations, the provisions of the Lease shall control.

     37. All tenants of the Building, as well as their respective employees, agents, clients, customers, guests, invitees and licensees, shall abide by and be responsible for the observance of all these Rules and Regulations, and such additional rules and regulations as are hereafter adopted by Landlord pursuant to the terms of the Lease.

     38. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against that tenant or any or all tenants of the Building; provided, however, Landlord shall not enforce these Rules and Regulations against Tenant in a manner that is more restrictive than Landlord's enforcement of such Rules and Regulations as to any other tenant of the Building.

                                    --47--

                                  EXHIBIT "F"

                     ILLUSTRATION OF ESCALATION PROVISION
                     ------------------------------------

SPECIAL STIPULATION - Example of Operation of Escalation Provision of Paragraph
                        3(c) of Lease

     For purposes of clarity, the escalation provisions of Paragraph 3(c) are set out in terms of a formula, based upon hypothetical annual rental and annual expenses, and Consumer Price Index values used herein only for the purpose of illustration, as follows:

            (11-5.5) (320) - 5.5 = .367
                     -----
                     300

Thus, on the basis of a current annual rental of $11/sq. ft., adjusted for expenses of 5.5/sq.ft., an immediately prior month's CPI of 320, and a CPI for the time twelve months previously of 300, the escalation amount would be 36.7 cents per sq. ft. per year for the ensuing prospective twelve month period.

                                    --48--

                                  EXHIBIT "G"

                           TENANT'S REMOVABLES LIST
                           ------------------------

1.  All marker and bulletin boards.

2.  Mechanical combination locks.

3.  Visual Numerics logo from Reception area.

4.  All Haworth and Steelcase modular office panels and accessories.

5.  Print Shop air filters.

6.  EPE isolation transformers (2).

7. 75 KVA Computer Power Center, isolation transformer, breaker panel, junction panel and all related power cables located in Computer Room.

8. Data transmission equipment located in phone closets, communications cables located under Computer Room floor. All Ethernet transceivers located under computer room floor and ceiling plenum.

9.  Artwork mounted in Board Room.

10. Communications patch panels (racks) and associated communications transceivers and multiport repeaters.

                                    --49--

                                  EXHIBIT "H"

        FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
        ---------------------------------------------------------------

     THIS AGREEMENT is made and entered into as of ______________________, 19__ by and among IMSL, INC., a Texas corporation d/b/a VISUAL NUMERICS, INC. (the "Lessee"), HOUSTON GROWTH ASSOCIATES, an Ohio limited partnership and DOUGLAS J. TOLLETT, individually (collectively, "Borrower"), and RESURGENS PLAZA SOUTH ASSOCIATES, L.P., a Georgia Limited Partnership (the "Lender").

                                   RECITALS:
                                   ---------

     A. Borrower owns a multi-story office building located in Houston, Texas and known as 9990 Richmond North and South (the "Building") constructed on a parcel of land described on Exhibit "A" attached hereto and made a part hereof (the "Land").

     B. Lessee is the owner of a leasehold estate affecting the Land and Building under a certain lease agreement dated ________________________, executed by Lessee, as tenant, and Borrower, as landlord. Said lease and all renewals, extensions and modifications thereof are hereinafter collectively called the "Lease". The Lease covers certain space (the "Leased Premises") in the Building.

     C. Borrower has executed a Deed of Trust (herein so called) covering the Land, the Building, and other property for the benefit of Lender as a part of the security for indebtedness of Borrower to Lender evidenced or to be evidenced by one or more promissory notes, as same may be amended from time to time.

     D. Pursuant to the terms and conditions set forth herein, Lender has agreed to recognize the rights of Lessee pursuant to the terms of the Lease.

                                  AGREEMENTS:
                                  -----------

     NOW, THEREFORE, in consideration of the mutual promises contained hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by the parties, Lender, Borrower and Lessee hereby agree as follows:

     1. Non-Disturbance. So long as Lessee is not in default in the payment of rent or in the performance of any of the terms, covenants, conditions of the Lease on Lessee's part to be performed beyond any applicable cure period, Lessee's leasehold estate, use, possession, tenancy, rights, options and occupancy under the Lease shall not be interfered with or disturbed by Lender or any other purchaser at any foreclosure sale pursuant to the Deed of Trust.

     2. Attornment. Lessee covenants and agrees to attorn to Lender or any other purchaser at any foreclosure sale pursuant to the Deed of Trust, as Lessee's new landlord, and Lender and Lessee agree that the Lease shall continue in full force and effect as a direct lease between Lessee and Lender or such other person upon all of the terms, covenants, conditions and agreements set forth in the Lease, and Lender or such other person shall be bound by all of the landlord's obligations under the Lease.

     3. Subordination. Subject to the agreements of Lender contained in Sections 1 and 2 above, Lessee covenants and agrees with Lender that the Lease and all of Lessee's right, title and interest in and to the property covered by the Lease is and shall be subject, subordinate and inferior to (a) the liens and security interests of the Deed of Trust and all other security instruments securing payment of any indebtedness of Borrower to Lender which cover or affect the Land, as same may be amended from time to time, and to (b) all right, title and interest of Lender in the Land created by the Deed of Trust or any such security instrument, in the same manner and to the same extent as if the Lease had been

                                    --50--
executed subsequent to the execution, delivery and recordation of the Deed of Trust and such other security instruments.

     IN TESTIMONY WHEREOF, this instrument is executed effective as of the day and year first above written.

                                    LESSEE:
                                    -------

                        IMSL,  INC., a Texas corporation
                        d/b/a  VISUAL NUMERICS, INC.

                        By:
                           ----------------------------------
                        Name:
                             --------------------------------
                        Title:
                              -------------------------------

                                    BORROWER:
                                    ---------

                        HOUSTON GROWTH ASSOCIATES,
                        an Ohio Limited Partnership

                        By:
                           ----------------------------------
                               James L. McMahan,
                               General Partner

                        -------------------------------------
                        DOUGLAS J. TOLLETT, Individually

                                    LENDER:
                                    -------

                        RESURGENS PLAZA SOUTH ASSOCIATES, L.P., a Georgia Limited Partnership

                        By: RESURGENS PLAZA SOUTH, LTD.,
                            a Georgia limited partnership,
                            its sole general partner

                            By: RESURGENS PLAZA-AHE, INC.,
                                a Georgia corporation,
                                its sole general partner

                                By:
                                   ----------------------------------
                                    James L. McMahan, President

STATE OF  __________ (S)
                     (S)
COUNTY OF __________ (S)

This instrument was acknowledged before me on this -- day of ___________________, 19 , by _____________________________ of IMSL, INC., a
Texas--corporation d/b/a VISUAL NUMERICS, INC., on behalf of said corporation.

                        -------------------------------------
                        Notary Public in and for the
                        State of TEXAS
My Commission Expires:

                        Typed or Printed Name of Notary

                                    --51--

STATE OF    (S)
COUNTY OF   (S)

     This instrument was acknowledged before me on this ___ day of _____________, 19__, by JAMES L. McMAHAN, general partner of HOUSTON GROWTH ASSOCIATES, an Ohio Limited Partnership, on behalf of said partnership.

                         Notary Public in and for the
                         State of
My Commission Expires:

                         Typed or Printed Name of Notary

STATE OF    (S)
            (S)
COUNTY OF   (S)

     This instrument was acknowledged before me on the ___ day of _______________, 19__, by DOUGLAS J. TOLLETT.

                         Notary Public in and for the
                         State of
My Commission Expires:

                         Typed or Printed Name of Notary

STATE OF    (S)
COUNTY OF   (S)

     This instrument was acknowledged before me on this _____ day of _____________, 19___, by JAMES L. McMAHAN, President of RESURGENS PLAZA-AHE, INC., a Georgia corporation, sole general partner of RESURGENS PLAZA SOUTH, LTD., a Georgia limited partnership, sole general partner of RESURGENS PLAZA SOUTH ASSOCIATES, L.P., a Georgia Limited Partnership, on behalf of said corporation and partnerships.

                         Notary Public in and for the
                         State of
My Commission Expires:

                         Typed or Printed Name of Notary

                         --52--

                      SUBORDINATION. NON-DISTURBANCE AND
                      ----------------------------------
                             ATTORNMENT AGREEMENT
                             --------------------

     THIS AGREEMENT is made and entered into as of March 30, 1993 by and among IMSL, INC., a Texas corporation d/b/a VISUAL NUMERICS, INC. (the "Lessee"), HOUSTON GROWTH ASSOCIATES, an Ohio limited partnership and DOUGLAS J. TOLLETT, individually (collectively, "Borrower"), and RESURGENS PLAZA SOUTH ASSOCIATES, L.P., a Georgia Limited Partnership (the "Lender").

                                   RECITALS:
                                   ---------

     A. Borrower owns a multi-story office building located in Houston, Texas and known as 9990 Richmond North and South (the "Building") constructed on a parcel of land described on Exhibit "A" attached hereto and made a part hereof (the "Land").

     B. Lessee is the owner of a leasehold estate affecting the Land and Building under a certain lease agreement dated as of March 30, 1993, executed by Lessee, as tenant, and Borrower, as landlord. Said lease and all renewals, extensions and modifications thereof are hereinafter collectively called the "Lease". The Lease covers certain space (the "Leased Premises") in the Building.

     C. Borrower has executed a Deed of Trust (herein so called) covering the Land, the Building, and other property for the benefit of Lender as a part of the security for indebtedness of Borrower to Lender evidenced or to be evidenced by one or more promissory notes, as same may be amended from time to time.

     D. Pursuant to the terms and conditions set forth herein, Lender has agreed to recognize the rights of Lessee pursuant to the terms of the Lease.

     NOW, THEREFORE, in consideration of the mutual promises contained hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by the parties, Lender, Borrower and Lessee hereby agree as follows:

     1. Non-Disturbance. So long as Lessee is not in default in the payment of rent or in the performance of any of the terms, covenants, conditions of the Lease on Lessee's part to be performed beyond any applicable cure period, Lessee's leasehold estate, use, possession, tenancy, rights, options and occupancy under the Lease shall not be interfered with or disturbed by Lender or any other purchaser at any foreclosure sale pursuant to the Deed of Trust.

     2. Attornment. Lessee covenants and agrees to attorn to Lender or any other purchaser at any foreclosure sale pursuant to the Deed of Trust, as Lessee's new landlord, and Lender and Lessee agree that the Lease shall continue in full force and effect as a direct lease between Lessee and Lender or such other person upon all of the terms, covenants, conditions and agreements set forth in the Lease, and Lender or such other person shall be bound by all of the landlord's obligations under the Lease.

     3. Subordination. Subject to the agreements of Lender contained in Sections I and 2 above, Lessee covenants and agrees with Lender that the Lease and all of Lessee's right, title and interest in and to the property covered by the Lease is and shall be subject, subordinate and inferior to (a) the liens and security interests of the Deed of Trust and all other security instruments securing payment of any indebtedness of Borrower to Lender which cover or affect the Land, as same may be amended from time to time, and to (b) all right, title and interest of Lender in the Land created by the Deed of Trust or any such security instrument, in the same manner and to the same extent as if the Lease had been

VIA FEDERAL EXPRESS
-------------------

Mr. Robert F. Strosser
Visual Numerics, Inc.
14141 Southwest Freeway
Suite 3000
Sugarland, Texas 77478-3498

     Re:  Office Lease Agreement between Houston Growth Associates and Douglas
          J. Tollett, as landlord, and IMSL, Inc. d/b/a Visual Numerics, Inc., as tenant

Dear Mr. Strosser:

     Although you have already executed the above-referenced Lease Agreement, modification was required to reflect the true name of the Company (i.e., IMSL, Inc., a Texas corporation d/b/a Visual Numerics, Inc.). (We had originally believed that the corporate name had been changed to Visual Numerical, when in fact the Company has simply assumed the name Visual Numerics.) Enclosed are four
(4) execution counterparts of the (a) signature page from the Lease Agreement (Page 34), and (b) Subordination, Non-Disturbance and Attornment Agreement, revised to reflect this change. Please execute the enclosed documents and have your signature notarized where appropriate.

Jesse Tollett (a representative of the Landlord) will arrange to pick up these documents from you upon their execution. Please call me should you have any questions concerning these instructions.

WSB:mdc
Enclosures

cc:  Mr. John Kirsten (w/encl.)
     Mr. Tracy Nowell (w/encl.)

                      SUBORDINATION, NON-DISTURBANCE AND
                      ----------------------------------
                             ATTORNMENT AGREEMENT
                             --------------------

  THIS AGREEMENT is made and entered into as of March 30, 1993 by and among IMSL, INC., a Texas corporation d/b/a VISUAL NUMERICS, INC. (the "Lessee"), HOUSTON GROWTH ASSOCIATES, an Ohio limited partnership and DOUGLAS J. TOLLETT, individually (collectively, "Borrower"), and RESURGENS PLAZA SOUTH ASSOCIATES, L.P., a Georgia Limited Partnership (the "Lender").

                                   RECITALS:
                                   ---------

  A. Borrower owns a multi-story office building located in Houston, Texas and known as 9990 Richmond North and South (the "Building") constructed on a parcel of land described on Exhibit "A" attached hereto and made a part hereof (the "Land").

  B. Lessee is the owner of a leasehold estate affecting the Land and Building under a certain lease agreement dated as of March 30, 1993, executed by Lessee, as tenant, and Borrower, as landlord. Said lease and all renewals, extensions and modifications thereof are hereinafter collectively called the "Lease". The Lease covers certain space (the "Leased Premises") in the Building.

  C. Borrower has executed a Deed of Trust (herein so called) covering the Land, the Building, and other property for the benefit of Lender as a part of the security for indebtedness of Borrower to Lender evidenced or to be evidenced by one or more promissory notes, as same may be amended from time to time.

  D. Pursuant to the terms and conditions set forth herein, Lender has agreed to recognize the rights of Lessee pursuant to the terms of the Lease.

                                  AGREEMENTS:
                                  -----------

  NOW, THEREFORE, in consideration of the mutual promises contained hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by the parties, Lender, Borrower and Lessee hereby agree as follows:

     1. Non-Disturbance. So long as Lessee is not in default in the payment of rent or in the performance of any of the terms, covenants, conditions of the Lease on Lessee's part to be performed beyond any applicable cure period, Lessee's leasehold estate, use, possession, tenancy, rights, options and occupancy under the Lease shall not be interfered with or disturbed by Lender or any other purchaser at any foreclosure sale pursuant to the Deed of Trust.

     2. Attornment. Lessee covenants and agrees to attorn to Lender or any other purchaser at any foreclosure sale pursuant to the Deed of Trust, as Lessee's new landlord, and Lender and Lessee agree that the Lease shall continue in full force and effect as a direct lease between Lessee and Lender or such other person upon all of the terms, covenants, conditions and agreements set forth in the Lease, and Lender or such other person shall be bound by all of the landlord's obligations under the Lease.

  3. Subordination. Subject to the agreements of Lender contained in Sections i and 2 above, Lessee covenants and agrees with Lender that the Lease and all of Lessee's right, title and interest in and to the property covered by the Lease is and shall be subject, subordinate and inferior to (a) the liens and security interests of the Deed of Trust and all other security instruments securing payment of any indebtedness of Borrower to Lender which cover or affect the Land, as same may be amended from time to time, and to (b) all right, title and interest of Lender in the Land created by the Deed of Trust or any such security instrument, in the same manner and to the same extent as if the Lease had been executed subsequent to the execution, delivery and recordation of the Deed of Trust and such other security instruments.

        IN TESTIMONY WHEREOF, this instrument is executed effective as of the day and year first above written.

                         LESSEE:
                         -------

                         IMSL,  INC., a Texas coporation
                         d/b/a  VISUAL NUMERICS, INC.

                        Title:                         """

                        BORROWER:
                        ---------

                        HOUSTON GROWTH ASSOCIATES,
                        an Ohio Limited Partnership

                        By: /s/ James L. McMahan
                           -----------------------------
                            James L. McMahan,
                            General Partner

                        /s/ Douglas J. Tollett
                        --------------------------------
                        DOUGLAS J. TOLLETT, Individually
                        Lender

                        RESURGENS PLAZA SOUTH ASSOCIATES,
                        L.P., a Georgia Limited Partnership

                        By: RESURGENS PLAZA SOUTH, LTD.,
                            a Georgia limited partnership,
                            its sole general partner

                            By: RESURGENS PLAZA-AHE, INC.,
                                a Georgia corporation,
                                its sole general partner

                                By: /s/ James L. McMahan
                                   -----------------------------------
                                      James L. McMahan, President

STATE OF  __________ (S)
                     (S)
COUNTY OF __________ (S)

     This instrument was acknowledged before me on this ____ day of ________________, 19___, by _____________________ of IMSL, INC., a Texas
corporation d/b/a VISUAL NUMERICS, INC., on behalf of said corporation.

                         Notary Public in and for the
                         State of TEXAS
My Commission Expires:

                         /s/ Lloyd M. Corpening
                         --------------------------------------
                         Typed or Printed Name of Notary

                                     --2--

STATE OF          (S)
        --------- (S)
COUNTY OF         (S)
         --------
This instrument was acknowledged before me on this _____ day of ________________, 19___ by JAMES L. McMAHAN, general partner of HOUSTON GROWTH ASSOCIATES, an Ohio Limited Partnership, on behalf of said partnership.

                         /s/ Carol A. Jarrard
                         -------------------------------------
                         Notary Public in and for the
                         State of
My Commission Expires:

----------------------   -------------------------------------
                         Typed or Printed Name of Notary

STATE OF          (S)
        --------- (S)
COUNTY OF         (S)
         --------

     This instrument was acknowledged before me on the day ______ of __________ _______, 19___, by DOUGLAS J. TOLLETT.

                         /s/ Carol A. Jarrard
                         -------------------------------------
                         Notary Public in and for the
                         State of
My Commission Expires:

----------------------   -------------------------------------
                         Typed or Printed Name of Notary

STATE OF          (S)
        --------- (S)
COUNTY OF         (S)
         --------
  This instrument was acknowledged before me on this ____ day of ________________, 19___, by JAMES L. McMAHAN, President of RESURGENS PLAZA -AHE, INC., a Georgia corporation, sole general partner of RESURGENS PLAZA SOUTH, LTD., a Georgia limited partnership, sole general partner of RESURGENS PLAZA SOUTH ASSOCIATES, L.P., a Georgia Limited Partnership, on behalf of said corporation and partnerships.

                         /s/ Carol A. Jarrard
                         -------------------------------------
                         Notary Public in and for the
                         State of
My Commission Expires:

----------------------   -------------------------------------
                         Typed or Printed Name of Notary

                                     --3--